Oppenheimer Trinity Value FundSM
6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated January 22, 2001, revised August 3, 2001

         This  Statement  of  Additional  Information  is  not a  Prospectus.  This  document  contains  additional information  about the Fund and  supplements  information  in the  Prospectus  dated January 22, 2001. It should be
read  together  with  the   Prospectus,   which  may  be  obtained  by  writing  to  the  Fund's   Transfer  Agent,
OppenheimerFunds  Services,  at P.O. Box 5270,  Denver,  Colorado  80217,  or by calling the Transfer  Agent at the
toll-free   number  shown  above,   or  by  downloading  it  from  the   OppenheimerFunds   Internet  web  site  at
www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

         The investment  objective,  the principal investment policies and the main risks of the Fund are described in the  Prospectus.  This  Statement  of  Additional  Information  contains  supplemental  information  about those policies  and  risks  and the  types of  securities  that the Fund can  purchase.  Additional  information  is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The  composition of the Fund's  portfolio and the techniques and strategies that the Fund's Sub-Advisor,  Trinity Investment Management  Corporation,  can use in selecting portfolio securities may vary over time. The Fund is not required to use the investment  techniques  and strategies  described  below at all times in seeking its goal. It may use some of the special  investment  techniques  and  strategies at some times or not at all.  Nonetheless,  when selecting the Fund's  portfolio  investments,  the Fund's the  Sub-Advisor,  who is retained by the  Manager,  OppenheimerFunds,  Inc.,  typically  adheres to the  following  disciplined,  systematic approach, which is more fully described in the Prospectus.

         Each day the New York Stock Exchange is open for trading,  the Sub-Advisor  ranks nearly all of the stocks comprising the S&P 500/BARRA  Value Index  according to their  relative  valuations,  which may vary  substantially from current  market  valuations.  The S&P  500/BARRA  Value Index is a subset of the  Standard & Poor's  Composite
Index of 500 Stocks,  consisting of  approximately  300 to 400 common  stocks.  The  Sub-Advisor  determines  these rankings  by  dividing  the S&P  500/BARRA  Value  Index  into 11 broad  economic  sectors  (Appendix  A) and using specially selected valuation models.

         After  identifying the most  undervalued and most overvalued  stocks in the S&P 500/BARRA Value Index, the
Sub-Advisor  generally  selects the most  undervalued  stocks for the Fund's  portfolio.  In order to diversify the
Fund's  portfolio  investments and attempt to reduce overall  portfolio  risk, the  Sub-Advisor  seeks to align the
Fund's portfolio investments with the sector weights of the index (See Appendix A).

         In selecting stocks for the Fund's  portfolio,  the portfolio  management team, whose members are employed by the Sub-Advisor,  primarily uses value-oriented  investment analyses.  In using these approaches,  the portfolio management  team looks for stocks that appear to be  temporarily  undervalued  by various  measures.  The portfolio management  team seeks stocks having prices that are  relatively  low in relation to what the team  considers to be their real worth or future  prospects,  with the expectation  that the Fund will realize  appreciation in the value of its holdings.

         Some of the measures used to identify undervalued stocks include, among others:
              |_| Dividend  Discount,  which  calculates  the  present  value of the  projected  stream  of  future dividends; stocks that sell at discounts to present value are favored.
              |_| Earnings  Momentum,  which is based on the percentage  change in trailing  four-quarter  earnings per share over the last three months.
              |_|  Cashflow   Plowback,   which  seeks  high  cashflow   relative  to  capital  structure  and  low
price/cashflow  ratio.  The plowback  feature is based on net cashflow  (cashflow  minus  dividends)  retained by a company each year and  available  for  reinvestment  or plowback  into the  business,  providing a basis for future growth.
              |_| Price/earnings  Ratio,  which is the stock's  price  divided by its earnings  per share.  A stock having a  price/earnings  ratio  lower than its  historical  range,  or lower than the market as a whole or that of similar companies may offer attractive investment opportunities.
              |_| Price/book  value  Ratio,  which is the stock price  divided by the book value of the company per share. It measures the company's stock price in relation to its asset value.
              |_| Dividend Yield, which is measured by dividing the annual dividend by the stock price per share.

         There is no  assurance  the  Fund's  stock  selection  strategy  will  result  in the Fund  achieving  its objective of long-term  capital  growth.  Nor can there be any assurance that the Fund's  diversification  strategy will actually reduce the volatility of an investment in the Fund.

         |X|  Portfolio  Turnover.  "Portfolio  turnover" describes the rate at which the Fund trades its portfolio securities  during prior fiscal years.  For example,  if the Fund sold all of its  securities  during the year, its portfolio  turnover rate would be 100% or more.  The Fund's  portfolio  turnover rate will  fluctuate  from year to year. The Fund may have a portfolio  turnover rate of 100% or more annually.  Increased  portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall  performance.  Additionally,  the realization of capital gains from selling  portfolio  securities  may result in  distributions  of taxable  capital gains to  shareholders,  since the Fund will normally  distribute  all of its capital gains  realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies

         |X|  Temporary  Defensive  Investments.   For  temporary  defensive  purposes,  the  Fund  can  invest  in repurchase  agreements  and a variety of "money  market  securities."  Money market  securities  are  high-quality, short-term  debt  instruments  that may be issued by the U.S.  government,  corporations,  banks or other entities.
They may have fixed,  variable or floating  interest  rates.  The following is a brief  description of the types of money market securities the Fund may invest in.

                  |_| Repurchase Agreements.  The Fund can acquire securities subject to repurchase agreements.  It might do so for liquidity  purposes to meet  anticipated  redemptions of Fund shares,  or pending the investment of the proceeds from sales of Fund shares,  or pending the  settlement of portfolio  securities  transactions,  or for defensive purposes.

         In a  repurchase  transaction,  the Fund  buys a  security  from,  and  simultaneously  resells  it to, an approved  vendor for delivery on an  agreed-upon  future date.  The resale price  exceeds the purchase  price by an amount that reflects an agreed-upon  interest rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include U.S.  commercial  banks,  U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government  securities.  They must meet credit  requirements set by the Fund's Board of Trustees from time to time.

         The majority of these  transactions  run from day to day, and  delivery  pursuant to the resale  typically occurs  within one to five days of the  purchase.  Repurchase  agreements  having a maturity  beyond seven days are subject to the Fund's  fundamental  policy  limits on holding  illiquid  investments.  The Fund cannot enter into a repurchase  agreement that causes more than 10% of its total assets to be subject to repurchase  agreements  having a  maturity  beyond  seven  days.  There is no limit on the  amount of the  Fund's  assets  that may be  subject to repurchase agreements having maturities of seven days or less.

         Repurchase  agreements,  considered  "loans" under the Investment  Company Act, are  collateralized by the underlying security.  The Fund's repurchase  agreements require that at all times while the repurchase agreement is in effect,  the value of the  collateral  must  equal or exceed the  repurchase  price to fully  collateralize  the repayment  obligation.  However,  if the vendor fails to pay the resale price on the  delivery  date,  the Fund may incur costs in disposing of the  collateral  and may  experience  losses if there is any delay in its ability to do
so. The  Sub-Advisor  will monitor the vendor's  creditworthiness  to confirm that the vendor is financially  sound and will continuously monitor the collateral's value.

                  |_| U.S.  Government  Securities.  These  include  obligations  issued or  guaranteed by the U.S.
Treasury or other U.S.  government  agencies or corporate entities referred to as  "instrumentalities"  of the U.S.
government.  The obligations of U.S. government agencies or  instrumentalities  in which the Fund may invest may or may not be  guaranteed  or supported by the "full faith and credit" of the United  States.  "Full faith and credit"
means  generally  that the taxing power of the U.S.  government is pledged to the payment of interest and repayment of  principal  on a security.  If a security is not backed by the full faith and credit of the United  States,  the owner of the security must look  principally to the agency  issuing the  obligation for repayment.  The owner might not be able to assert a claim  against the United  States if the issuing  agency or  instrumentality  does not meet its commitment.  The Fund will invest in securities of U.S. government agencies and  instrumentalities  only if the
Sub-Advisor is satisfied that the credit risk with respect to such agency or instrumentality is minimal.

                  |_| Bank  Obligations.  The Fund may buy time  deposits,  certificates  of deposit  and  bankers'
acceptances. They must be :
o        obligations  issued or guaranteed by a domestic or foreign bank  (including a foreign branch of a domestic bank) having total assets of at least $1 billion,
o        banker's  acceptances  (which may or may not be supported by letters of credit)  only if  guaranteed  by a
                           U.S. commercial bank with total assets of at least U.S. $1 billion.

         The Fund can make time deposits.  These are  non-negotiable  deposits in a bank for a specified  period of time.  They may be subject to early  withdrawal  penalties.  Time  deposits  that are  subject to early  withdrawal penalties are subject to the Fund's limits on illiquid  investments,  unless the time deposit matures in seven days or less. "Banks" include commercial banks, savings banks and savings and loan associations.

                  |_| Commercial  Paper.  The Fund may invest in  commercial  paper,  if it is rated within the top two rating  categories of Standard & Poor's and Moody's.  If the paper is not rated,  it may be purchased if issued by a company having a credit rating of at least "AA" by Standard & Poor's or "Aa" by Moody's.

         The Fund may buy commercial  paper,  including U.S.  dollar-denominated  securities of foreign branches of
U.S.  banks,  issued by other  entities if the  commercial  paper is  guaranteed  as to principal and interest by a bank,  government or corporation  whose  certificates of deposit or commercial  paper may otherwise be purchased by the Fund.

                  |_| Variable  Amount  Master Demand Notes.  Master  demand notes are corporate  obligations  that permit the  investment of fluctuating  amounts by the Fund at varying rates of interest  under direct  arrangements between the Fund, as lender,  and the borrower.  They permit daily  changes in the amounts  borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount  provided by the note  agreement, or to decrease the amount.  The borrower may prepay up to the full amount of the note without penalty.  These notes may or may not be backed by bank letters of credit.

         Because these notes are direct lending  arrangements  between the lender and borrower,  it is not expected that there will be a trading  market for them.  There is no  secondary  market for these notes,  although  they are redeemable (and thus are immediately  repayable by the borrower) at principal  amount,  plus accrued  interest,  at any time.  Accordingly,  the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

         The Fund has no  limitations  on the type of issuer from whom these notes will be purchased.  However,  in connection  with such  purchases and on an ongoing basis,  the  Sub-Advisor  will consider the earning power,  cash flow and other liquidity ratios of the issuer,  and its ability to pay principal and interest on demand,  including a situation in which all holders of such notes made demand  simultaneously.  Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid  securities.  Currently,  the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

         |X|  Loans  of  Portfolio  Securities.  To  raise  cash  for  liquidity  purposes,  the  Fund can lend its portfolio  securities to brokers,  dealers and other types of financial  institutions  approved by the Fund's Board of  Trustees.  These  loans are  limited to not more than 10% of the value of the  Fund's  total  assets.  The Fund currently  does not intend to engage in loans of  securities,  but if it does so, such loans will not likely exceed
5% of the Fund's total assets.

         There  are some  risks in  connection  with  securities  lending.  The Fund  might  experience  a delay in receiving  additional  collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.  The Fund must receive collateral for a loan. Under current  applicable  regulatory  requirements  (which are  subject to  change),  on each  business  day the loan  collateral  must be at least  equal to the value of the loaned  securities.  It must consist of cash,  bank letters of credit,  securities  of the U.S.  government  or its agencies  or  instrumentalities,  or other  cash  equivalents  in which  the Fund is  permitted  to  invest.  To be acceptable  as  collateral,  letters of credit  must  obligate a bank to pay  amounts  demanded  by the Fund if the demand  meets the  terms of the  letter.  The terms of the  letter  of  credit  and the  issuing  bank both must be satisfactory to the Fund.

         When it lends  securities,  the Fund  receives  amounts  equal to the  dividends  or  interest  on  loaned securities.  It also  receives  one or more of (a)  negotiated  loan  fees,  (b)  interest  on  securities  used as collateral,  and (c) interest on any short-term debt securities  purchased with such loan  collateral.  Either type of  interest  may be  shared  with  the  borrower.  The  Fund  may also  pay  reasonable  finder's,  custodian  and administrative  fees in  connection  with these  loans.  The terms of the Fund's loans must meet  applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five days' notice or in time to vote on any important matter.

         |X|  Illiquid and  Restricted  Securities.  Under the policies and  procedures  established  by the Fund's
Board of Trustees,  the Manager determines the liquidity of certain of the Fund's  investments.  Investments may be illiquid  because of the absence of an active trading market,  making it difficult to value them or dispose of them promptly at an acceptable price. A restricted  security is one that has a contractual  restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933.

         As a  fundamental  policy,  the Fund will not  invest  more than 10% of its total  assets in  illiquid  or restricted  securities,  including repurchase  agreements having a maturity beyond seven days, portfolio securities for which market  quotations are not readily  available and time deposits that mature in more than 2 days.  Certain restricted securities that are eligible for resale to qualified institutional  purchasers,  as described below, may not be subject to that  limit.  The  Manager  monitors  holdings  of  illiquid  securities  on an ongoing  basis to determine whether to sell any holdings to maintain adequate liquidity.

         To enable the Fund to sell its holdings of a restricted  security not registered  under the Securities Act of 1933,  the Fund may have to cause those  securities to be  registered.  The expenses of  registering  restricted securities  may be negotiated by the Fund with the issuer at the time the Fund buys the  securities.  When the Fund must arrange  registration  because the Fund wishes to sell the security,  a considerable period may elapse between the time the decision is made to sell the security and the time the security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund may also  acquire  restricted  securities  through  private  placements.  Those  securities  have contractual  restrictions on their public resale.  Those  restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has  limitations  that apply to  purchases  of  restricted  securities,  as stated  above.  Those percentage  restrictions  do not limit  purchases of restricted  securities that are eligible for sale to qualified institutional  purchasers  under Rule 144A of the Securities Act of 1933, if those  securities have been determined to be liquid by the  Manager  under  Board-approved  guidelines.  Those  guidelines  take into  account the trading activity for such securities and the availability of reliable pricing  information,  among other factors.  If there is a lack of trading  interest in a particular  Rule 144A  security,  the Fund's  holdings of that  security may be considered to be illiquid.

Investment Restrictions

         |X| What Are  "Fundamental  Policies?"  Fundamental  policies are those policies that the Fund has adopted to govern its  investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting securities.  Under the  Investment  Company  Act, a  "majority"  vote is defined as the vote of the  holders of the lesser of:
         |_|  67% or more of the shares present or represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         |_|  more than 50% of the outstanding shares.

         Policies  described in the Prospectus or this Statement of Additional  Information are "fundamental"  only if they are  identified  as such.  The  Fund's  Board of  Trustees  can  change  non-fundamental  policies  without shareholder  approval.  However,  significant  changes to investment  policies will be described in  supplements or updates to the  Prospectus or this  Statement of  Additional  Information,  as  appropriate.  The Fund's  principal investment policies are described in the Prospectus.

         |X|  Does the Fund Have  Fundamental  Policies?  The following  investment  restrictions  are  fundamental policies of the Fund.

         |_|  The Fund cannot buy  securities  issued or  guaranteed by any one issuer if more than 5% of its total assets  would be  invested  in  securities  of that  issuer or if it would then own more than 10% of that  issuer's voting securities.  That restriction  applies to 75% of the Fund's total assets.  This limitation does not apply to securities  issued by the U.S.  government  or any of its  agencies or  instrumentalities  or  securities  of other investment companies.

         |_|  The Fund cannot invest in companies for the purpose of acquiring control or management of them.

         |_|  The Fund cannot lend money.  However,  it can invest in debt  securities  that the Fund's  investment policies and  restrictions  permit it to purchase.  The Fund may also lend its portfolio  securities and enter into repurchase agreements.

         |_|  The Fund  cannot  concentrate  investments.  That  means it  cannot  invest  25% or more of its total assets in companies in any one industry.  Obligations of the U.S.  government,  its agencies and  instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.

         |_|  The Fund  cannot  invest  in real  estate  or in  interests  in real  estate.  However,  the Fund can purchase readily-marketable securities of companies holding real estate or interests in real estate.

         |_|  The Fund cannot  underwrite  securities of other  companies.  A permitted  exception is in case it is deemed to be an  underwriter  under  the  Securities  Act of 1933 when  reselling  any  securities  held in its own portfolio.

         |_|  The Fund cannot invest in physical  commodities  or commodity  contracts.  This does not prohibit the
Fund from purchasing or selling  options and futures or from buying or selling hedging  instruments as permitted by any of its other investment policies.

         |_|  The Fund  cannot  borrow  money  except  from banks in amounts not in excess of 5% of its assets as a temporary measure to meet redemptions.

         |_| The Fund cannot pledge,  mortgage or hypothecate  any of its assets.  However,  this does not prohibit the escrow  arrangements  contemplated  by the put and call  activities  of the Fund or other  collateral or margin arrangements in connection with any of the hedging instruments permitted by any of its other policies.

         |_| The Fund cannot issue "senior  securities," but this does not prohibit certain  investment  activities for which assets of the Fund are  designated  as  segregated,  or margin,  collateral  or escrow  arrangements  are established,  to cover the related  obligations.  Examples of those activities  include  borrowing  money,  reverse repurchase agreements,  delayed-delivery and when-issued  arrangements for portfolio securities  transactions,  and contracts to buy or sell derivatives, hedging instruments, options or futures.

         Unless the Prospectus or this  Statement of Additional  Information  states that a percentage  restriction applies on an on-going  basis,  it applies only at the time the Fund makes an investment  with the exception of the borrowing  policy.  The Fund need not sell securities to meet the percentage  limits if the value of the investment increases in proportion to the size of the Fund.

         |X| Does the Fund Have Additional Restrictions That Are Not "Fundamental" Policies?

         The Fund has the additional  operating  policies that are not  "fundamental,"  and which can be changed by the Board of Trustees without shareholder approval.

         |_| The Fund can invest all of its assets in the  securities of a single  open-end  management  investment company for which the Manager,  one of its  subsidiaries  or a successor is the investment  advisor or sub-advisor.
That fund must have  substantially  the same  fundamental  investment  objective,  policies and  limitations as the
Fund.

         For purposes of the Fund's policy not to  concentrate  its  investments as described  above,  the Fund has adopted the industry  classifications set forth in Appendix A to this Statement of Additional Information.  That is not a fundamental policy.

How the Fund Is Managed

Organization and History.  The Fund is an open-end,  diversified  management  investment  company with an unlimited number of authorized  shares of beneficial  interest.  The Fund was organized as a Massachusetts  business trust in
May 1999.

         The Fund is  governed by a Board of  Trustees,  which is  responsible  for  protecting  the  interests  of shareholders  under  Massachusetts  law. The Trustees meet  periodically  throughout the year to oversee the Fund's activities,  review its performance, and review the actions of the Manager and Sub-Advisor.  Although the Fund will not normally  hold annual  meetings of its  shareholders,  it may hold  shareholder  meetings  from time to time on important  matters,  and shareholders  have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         |_|  Classes of Shares.  The Board of Trustees  has the power,  without  shareholder  approval,  to divide unissued  shares of the Fund into two or more  classes.  The Board  has done so,  and the Fund  currently  has five classes of  shares:  Class A, Class B,  Class C,  Class N and Class Y. All  classes  invest in the same  investment portfolio. Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate  voting rights on matters in which  interests of one class are different  from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable,  and each share of each class has one vote at shareholder  meetings,  with fractional shares voting  proportionally  on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         The  Trustees are  authorized  to create new series and classes of shares.  The  Trustees  may  reclassify unissued  shares of the Fund into additional  series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser  number of shares  without  changing  the  proportionate  beneficial interest of a shareholder in the Fund.  Shares do not have  cumulative  voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

         |_| Meetings of  Shareholders.  As a Massachusetts  business trust,  the Fund is not required to hold, and does not plan to hold,  regular annual  meetings of  shareholders.  The Fund will hold meetings when required to do so by the Investment  Company Act or other applicable law. It will also do so when a shareholder  meeting is called by the Trustees or upon proper request of the shareholders.

         Shareholders  have the right,  upon the  declaration  in writing or vote of two-thirds of the  outstanding shares of the Fund, to remove a Trustee.  The Trustees will call a meeting of  shareholders  to vote on the removal of a Trustee  upon the written  request of the record  holders of 10% of its  outstanding  shares.  If the Trustees receive a request from at least 10 shareholders  stating that they wish to communicate  with other  shareholders to request a meeting to remove a Trustee,  the Trustees will then either make the Fund's  shareholder  list  available to the  applicants  or  mail  their  communication  to all  other  shareholders  at the  applicants'  expense.  The shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting  at least 1% of the Fund's  outstanding  shares,  whichever is less.
The Trustees may also take other action as permitted by the Investment Company Act.

         |_|  Shareholder and Trustee  Liability.  The Fund's  Declaration of Trust contains an express  disclaimer of  shareholder  or  Trustee  liability  for the Fund's  obligations.  It also  provides  for  indemnification  and reimbursement  of  expenses  out of the  Fund's  property  for  any  shareholder  held  personally  liable  for its obligations.  The  Declaration  of Trust also states that upon  request,  the Fund shall  assume the defense of any claim made  against a  shareholder  for any act or  obligation  of the Fund and shall  satisfy any judgment on that claim.  Massachusetts  law  permits a  shareholder  of a business  trust  (such as the Fund) to be held  personally liable as a "partner" under certain  circumstances.  However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively  remote  circumstances in which the Fund would be unable to meet its obligations.

         The  Fund's  contractual  arrangements  state  that any  person  doing  business  with the Fund  (and each shareholder  of the  Fund)  agrees  under its  Declaration  of Trust to look  solely to the  assets of the Fund for satisfaction  of any claim or demand that may arise out of any dealings with the Fund.  Additionally,  the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's  Trustees and officers and their  principal  occupations and business affiliations  and occupations  during the past five years are listed below.  Trustees  denoted with an asterisk (*)
below are deemed to be "interested  persons" of the Fund under the Investment  Company Act. All of the Trustees are trustees or directors of the following New York-based Oppenheimer funds:1

Oppenheimer California Municipal Fund                       Oppenheimer International Small Company Fund
Oppenheimer Capital Appreciation Fund                       Oppenheimer Large Cap Growth Fund
Oppenheimer Capital Preservation Fund                       Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund                         Oppenheimer Multiple Strategies Fund
Oppenheimer Discovery Fund                                  Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund                            Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund                      Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund                                 Oppenheimer New York Municipal Fund
Oppenheimer Europe Fund                                     Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                                     Oppenheimer U.S. Government Trust
Oppenheimer Global Growth & Income Fund                     Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund                    Oppenheimer Trinity Growth Fund
Oppenheimer Growth Fund                                     Oppenheimer Trinity Value Fund
Oppenheimer International Growth Fund                       Oppenheimer World Bond Fund

         Ms. Macaskill and Messrs.  Spiro,  Donohue,  Wixted,  Zack,  Bishop and Farrar  respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund.

Leon Levy, Chairman of the Board of Trustees, Age: 75.
280 Park Avenue, New York, NY 10017
General Partner of Odyssey Partners,  L.P.  (investment  partnership) (since 1982) and Chairman of Avatar Holdings,
Inc. (real estate development).

Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 75.
399 Ski Trail, Smoke Rise, New Jersey 07405
Formerly he held the following  positions:  Chairman Emeritus (August 1991 - August 1999),  Chairman (November 1987
-  January  1991)  and a  director  (January  1969 -  August  1999)  of the  Manager;  President  and  Director  of
OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager and the Fund's  Distributor  (July 1978 - January
1992).

Bridget A. Macaskill*, President and Trustee; Age: 52.
Two World Trade Center, New York, New York 10048-0203
Chairman (since August 2000),  Chief Executive  Officer (since September 1995) and a director (since December 1994)
of the Manager;  President  (since  September 1995) and a director (since October 1990) of Oppenheimer  Acquisition
Corp., the Manager's parent holding company;  President,  Chief Executive Officer and a director (since March 2000)
of OFI Private  Investments,  Inc., an  investment  adviser  subsidiary of the Manager;  Chairman and a director of
Shareholder  Services,  Inc. (since August 1994) and Shareholder  Financial Services,  Inc. (since September 1995), transfer agent  subsidiaries of the Manager;  President (since September 1995) and a director (since November 1989)
of Oppenheimer  Partnership Holdings,  Inc., a holding company subsidiary of the Manager;  President and a director
(since  October  1997) of  OppenheimerFunds  International  Ltd.,  an offshore  fund  management  subsidiary of the
Manager and of Oppenheimer  Millennium  Funds plc; a director of HarbourView  Asset Management  Corporation  (since
July 1991) and of Oppenheimer Real Asset Management,  Inc. (since July 1996),  investment  adviser  subsidiaries of the  Manager;  a director  (since April 2000) of  OppenheimerFunds  Legacy  Program,  a  charitable  trust  program established  by the  Manager;  a  director  of  Prudential  Corporation  plc (a U.K.  financial  service  company);
President and a trustee of other Oppenheimer funds; formerly President of the Manager (June 1991 - August 2000).

Robert G. Galli, Trustee, Age: 67.
19750 Beach Road, Jupiter, FL 33469
A Trustee or  Director  of other  Oppenheimer  funds.  Formerly  he held the  following  positions:  Vice  Chairman
(October  1995 - December  1997) and  Executive  Vice  President  (December  1977 - October  1995) of the  Manager;
Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation.

Phillip A. Griffiths, Trustee, Age: 62.
97 Olden Lane, Princeton, N. J. 08540
The  Director of the  Institute  for  Advanced  Study,  Princeton,  N.J.  (since 1991) and a member of the National
Academy of Sciences  (since  1979);  formerly  (in  descending  chronological  order) a director  of Bankers  Trust
Corporation,  Provost and Professor of Mathematics at Duke University,  a director of Research Triangle  Institute,
Raleigh, N.C., and a Professor of Mathematics at Harvard University.

Benjamin Lipstein, Trustee, Age: 77.
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University.

Elizabeth B. Moynihan, Trustee, Age: 71.
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and  architectural  historian;  a trustee of the Freer  Gallery of Art  (Smithsonian  Institute),  Executive
Committee of Board of Trustees of the National  Building  Museum;  a member of the Trustees  Council,  Preservation
League of New York State.

Kenneth A. Randall, Trustee, Age: 73.
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion  Resources,  Inc. (electric utility holding company),  Dominion Energy, Inc. (electric power and oil & gas  producer),  and Prime Retail,  Inc. (real estate  investment  trust);  formerly  President and Chief
Executive Officer of The Conference Board, Inc.  (international  economic and business  research) and a director of
Lumbermens  Mutual  Casualty  Company,  American  Motorists  Insurance  Company and American  Manufacturers  Mutual
Insurance Company.

Edward V. Regan, Trustee, Age: 70.
40 Park Avenue, New York, New York 10016
Chairman of Municipal  Assistance  Corporation  for the City of New York;  Senior  Fellow of Jerome Levy  Economics
Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank;  Trustee,  Financial
Accounting Foundation (FASB and GASB);  President,  Baruch College of the City University of New York; formerly New
York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 69.
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman of The Directorship  Search Group, Inc.  (corporate  governance  consulting and executive  recruiting);  a director of Professional Staff Limited (a U.K. temporary staffing company);  a life trustee of International  House
(non-profit educational organization), and a trustee of the Greenwich Historical Society.

Clayton K. Yeutter, Trustee, Age: 69.
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel,  Hogan & Hartson (a  Washington,  D.C. law firm).  Other  directorships:  Allied Zurich Pl.c;  ConAgra,
Inc.; FMC Corporation;  Farmers Group Inc.;  Oppenheimer  Funds; Texas Instruments  Incorporated;  Weyerhaeuser Co.
and Zurich Allied AG.

Andrew J. Donohue, Secretary; Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive  Vice  President  (since  January  1993),  General  Counsel  (since  October 1991) and a director  (since
September  1995) of the  Manager;  Executive  Vice  President  and General  Counsel  (since  September  1993) and a director (since January 1992) of  OppenheimerFunds  Distributor,  Inc.;  Executive Vice President,  General Counsel
and a director (since September 1995) of HarbourView  Asset Management  Corporation,  Shareholder  Services,  Inc.,
Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings,  Inc., of OFI Private Investments,  Inc.
(since March 2000),  and of  Oppenheimer  Trust  Company  (since May 2000);  President and a director of Centennial
Asset Management  Corporation  (since September 1995) and of Oppenheimer  Real Asset  Management,  Inc. (since July
1996);  Vice  President  and  a  director  (since  September  1997)  of  OppenheimerFunds  International  Ltd.  and
Oppenheimer  Millennium  Funds plc; a director  (since  April 2000) of  OppenheimerFunds  Legacy  Program;  General
Counsel (since May 1996) and Secretary  (since April 1997) of Oppenheimer  Acquisition  Corp.;  an officer of other
Oppenheimer funds.

Brian W. Wixted, Treasurer and Principal Financial and Accounting Officer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Senior  Vice  President  and  Treasurer  (since  March  1999)  of the  Manager;  Treasurer  (since  March  1999) of
HarbourView  Asset  Management  Corporation,   Shareholder  Services,   Inc.,  Oppenheimer  Real  Asset  Management
Corporation,  Shareholder  Financial  Services,  Inc. and Oppenheimer  Partnership  Holdings,  Inc., of OFI Private
Investments,  Inc. (since March 2000) and of OppenheimerFunds  International Ltd. and Oppenheimer  Millennium Funds
plc (since May 2000);  Treasurer  and Chief  Financial  Officer  (since  May 2000) of  Oppenheimer  Trust  Company;
Assistant  Treasurer  (since March 1999) of  Oppenheimer  Acquisition  Corp.  and of  Centennial  Asset  Management
Corporation;  an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer,  Bankers Trust
Company - Mutual Fund Services  Division (March 1995 - March 1999);  Vice President and Chief Financial  Officer of
CS First Boston Investment Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President  (since May 1985) and Associate  General  Counsel (since May 1981) of the Manager;  Assistant
Secretary of Shareholder  Services,  Inc. (since May 1985),  Shareholder  Financial Services,  Inc. (since November
1989);  OppenheimerFunds  International Ltd. and Oppenheimer  Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the  Manager/Mutual  Fund  Accounting  (since May 1996); an officer of other  Oppenheimer  funds;
formerly an Assistant  Vice  President of the  Manager/Mutual  Fund  Accounting  (April 1994 - May 1996) and a Fund
Controller of the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 35.
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of the  Manager/Mutual  Fund  Accounting  (since May 1996);  Assistant  Treasurer  of  Oppenheimer
Millennium  Funds plc (since  October  1997);  an officer of other  Oppenheimer  Funds;  formerly an Assistant Vice
President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller of the Manager.

         |X| Remuneration of Trustees.  The officers of the Fund and certain  Trustees of the Fund (Ms.  Macaskill)
who are  affiliated  with the Manager  receive no salary or fee from the Fund.  The remaining  Trustees of the Fund received  the  compensation  shown below from the Fund with  respect to the Fund's first fiscal year ended July 31,
2000.  The  compensation  from  all of the New  York-based  Oppenheimer  funds  (including  the  Fund)  represented compensation  received as a  director,  trustee or member of a  committee  of the boards of those funds  during the calendar year 1999.

------------------------------------ -------------------------- ------------------------ -----------------------------
                                                                      Retirement              Total Compensation
                                                                       Benefits                    from all
                                             Aggregate              Accrued as Part             New York based
Trustee's Name                             Compensation                 of Fund                  Oppenheimer
and Other Positions                         from Fund1                 Expenses               Funds (29 Funds)2
------------------------------------ -------------------------- ------------------------ -----------------------------
------------------------------------ -------------------------- ------------------------ -----------------------------
Leon Levy                                       $22                       $0                       $166,700
Chairman
------------------------------------ -------------------------- ------------------------ -----------------------------
------------------------------------ -------------------------- ------------------------ -----------------------------
Donald Spiro                                    $5                        $0                       $10,250
Vice Chairman
------------------------------------ -------------------------- ------------------------ -----------------------------
------------------------------------ -------------------------- ------------------------ -----------------------------
Robert G. Galli                                 $12                       $0                       $177,715
Study Committee Member
------------------------------------ -------------------------- ------------------------ -----------------------------
------------------------------------ -------------------------- ------------------------ -----------------------------
Phillip A. Griffiths                            $5                        $0                        $5,125
Trustee
------------------------------------ -------------------------- ------------------------ -----------------------------
------------------------------------ -------------------------- ------------------------ -----------------------------
Benjamin Lipstein
Study Committee Chairman,                       $20                       $0                       $144,100
Audit Committee Member
------------------------------------ -------------------------- ------------------------ -----------------------------
------------------------------------ -------------------------- ------------------------ -----------------------------
Elizabeth B. Moynihan                           $14                       $0                       $101,500
Study Committee Member
------------------------------------ -------------------------- ------------------------ -----------------------------
------------------------------------ -------------------------- ------------------------ -----------------------------
Kenneth A. Randall                              $13                       $0                       $93,100
Audit Committee Member
------------------------------------ -------------------------- ------------------------ -----------------------------
------------------------------------ -------------------------- ------------------------ -----------------------------
Edward V. Regan
Proxy Committee Chairman, Audit                 $13                       $0                       $92,100
Committee Member
------------------------------------ -------------------------- ------------------------ -----------------------------
------------------------------------ -------------------------- ------------------------ -----------------------------
Russell S. Reynolds, Jr.                        $10                       $0                       $68,900
Proxy Committee Member
------------------------------------ -------------------------- ------------------------ -----------------------------
------------------------------------ -------------------------- ------------------------ -----------------------------
Clayton K. Yeutter                              $8                        $0                       $51,675
Proxy Committee Member
------------------------------------ -------------------------- ------------------------ -----------------------------
1. Aggregate  compensation includes fees, deferred  compensation,  if any, and retirement plan benefits accrued for a trustee. Effective January 1, 2000, Pauline Trigere resigned as a trustee of the Fund.
2. For the 1999 calendar year.
3. Calendar year 1999 figures include compensation from the Oppenheimer New York, Quest and Rochester funds.
4. Includes $5 deferred under Deferred Compensation Plan described below.
5. Includes $2 deferred under Deferred Compensation Plan described below.

         |X|  Retirement  Plan for Trustees.  The Fund has adopted a retirement  plan that provides for payments to retired  Trustees.  Payments  are up to 80% of the  average  compensation  paid  during a  Trustee's  five years of service in which the  highest  compensation  was  received.  A Trustee  must  serve as  trustee  for any of the New
York-based  Oppenheimer  funds  for at least 15  years to be  eligible  for the  maximum  payment.  Each  Trustee's retirement  benefits  will  depend on the  amount of the  Trustee's  future  compensation  and  length of  service.
Therefore the amount of those  benefits  cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

         |X| Deferred  Compensation  Plan for Trustees.  The Board of Trustees has adopted a Deferred  Compensation
Plan for  disinterested  trustees  that  enables  them to elect to defer  receipt of all or a portion of the annual fees they are  entitled  to  receive  from the Fund.  Under the plan,  the  compensation  deferred  by a Trustee is periodically adjusted as though an equivalent amount
had been  invested  in shares of one or more  Oppenheimer  funds  selected by the  Trustee.  The amount paid to the
Trustee under the plan will be determined based upon the performance of the selected funds.

         Deferral of Trustees'  fees under the plan will not materially  affect the Fund's  assets,  liabilities or net income per share.  The plan will not  obligate  the Fund to retain the  services  of any  Trustee or to pay any particular  level of  compensation  to any  Trustee.  Pursuant to an Order  issued by the  Securities  and Exchange
Commission,  the Fund may invest in the funds selected by the Trustee under the plan without  shareholder  approval for the limited purpose of determining the value of the Trustee's deferred fee account.

         |_| Major  Shareholders.  As of December 21, 2000,  the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's  outstanding  Class A, Class B, Class C, Class N and Class
Y shares were: (1)  OppenheimerFunds,  Inc., c/o VP Financial  Analysis,  6803 S. Tucson Way,  Englewood,  Colorado
80112-3942,  which  owned  210,000.000  Class A shares  (representing  approximately  44.31%  of the Class A shares then-outstanding);  (2) Blake D. Gall, 131 Blackberry Lane, Boalsburg, PA 16827-1062,  who owned 23,729.780 Class A shares  (representing  approximately  5.00% of the Class A shares  then-outstanding);  (3) NFSC  FEBO  #EBP-392219,
NFSCFMTC IRA Rollover,  FBO George M. Luning, 560 Jacobs Drive,  Williamstown,  KY 41097 who owned 14,610.506 Class
C shares  (representing  approximately  8.22% of the Class C shares  then-outstanding);  (4) NFSC FEBO #BMA-862843,
William H. Martin,  FMT CO TTEE NFRP MP, U/A  01/01/1982,  265 Brush  Valley Rd.,  Boalsburg,  PA 16827,  who owned
10,070.493  Class  C  shares  (representing  approximately  5.67%  of the  Class  C  shares  then-outstanding)  and
OppenheimerFunds,  Inc.,  c/o VP Financial  Analysis,  6803 S. Tucson Way,  Englewood,  CO  80112-3924  which owned
100.000 Class Y shares, representing 100.00% of the Class Y shares then-outstanding).

The Manager.  The Manager is  wholly-owned  by  Oppenheimer  Acquisition  Corp.,  a holding  company  controlled by
Massachusetts Mutual Life Insurance Company.

         |X| Code of Ethics.  The Fund, the Manager and the  Distributor  have a Code of Ethics.  It is designed to detect and prevent  improper  personal  trading by certain  employees,  including  portfolio  managers,  that would compete  with or take  advantage  of the Fund's  portfolio  transactions.  Covered  persons  include  persons  with knowledge of the  investments  and  investment  intentions of the Fund and other funds advised by the Manager.  The
Code of Ethics does permit  personnel  subject to the Code to invest in securities,  including  securities that may be purchased or held by the Fund,  subject to a number of  restrictions  and controls.  Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the  Fund's  registration  statement  filed  with the  Securities  and
Exchange  Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington,  D.C. You can
obtain   information  about  the  hours  of  operation  of  the  Public  Reference  Room  by  calling  the  SEC  at
1-202-942-8090.  The Code of Ethics can also be viewed as part of the Fund's  registration  statement  on the SEC's
EDGAR  database at the SEC's  Internet  web site at  http://www.sec.gov.  Copies may be  obtained,  after  paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov.,  or by writing to the
SEC's Public Reference Section, Washington, D.C. 20549-0102.

         |_|  The  Investment  Advisory  Agreement.   The  Manager  provides  investment  advisory  and  management services to the Fund under an investment  advisory  agreement between the Manager and the Fund. The Manager handles the Fund's day-to-day  business,  and the agreement permits the Manager to enter into sub-advisory  agreements with other  registered  investment  advisors to obtain  specialized  services  for the Fund,  as long as the Fund is not obligated to pay any additional  fees for those services.  The Manager has retained the  Sub-Advisor  pursuant to a separate Sub-Advisory  Agreement,  described below, under which the Sub-Advisor buys and sells portfolio securities for the Fund.  The members of the portfolio  management  team of the Fund are employed by the  Sub-Advisor  and are the persons principally responsible for the day-to-day management of the Fund's portfolio, as described below.

         Under  the  investment  advisory  agreement,   the  Fund  pays  the  Manager  an  annual  fee  in  monthly installments, based on the average daily net assets of the Fund. That fee is described in the prospectus.

      The investment  advisory agreement between the Fund and the Manager requires the Manager,  at its expense, to provide the Fund with adequate  office space,  facilities  and  equipment.  It also requires the Manager to provide and  supervise  the  activities  of all  administrative  and  clerical  personnel  required  to  provide  effective administration  for the Fund.  Those  responsibilities  include the  compilation  and  maintenance  of records with respect to its  operations,  the preparation  and filing of specified  reports,  and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not  expressly  assumed by the Manager under the advisory  agreement.  The  investment advisory  agreement lists examples of expenses paid by the Fund. The major categories  relate to calculation of the
Fund's net asset values per share,  interest,  taxes, brokerage  commissions,  fees to certain Trustees,  legal and audit expenses,  custodian and transfer agent expenses,  share issuance costs,  certain  printing and  registration costs and non-recurring  expenses,  including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rate  described  above,  which is applied to the assets of the Fund as a whole.  The fees are allocated to each class of shares based upon the relative  proportion of the Fund's net assets  represented by that class.

               --------------------------------------- -------------------------------------------
                                                       Management Fees Paid to OppenheimerFunds,
                           Period Ended:                                  Inc.
               --------------------------------------- -------------------------------------------
               --------------------------------------- -------------------------------------------
                              7/31/001                                  $22,550
               --------------------------------------- -------------------------------------------
         1. For the period from 9/1/99 (commencement of operations).

      The  investment  advisory  agreement  states that in the  absence of willful  misfeasance,  bad faith,  gross negligence  in the  performance  of its duties or  reckless  disregard  of its  obligations  and  duties  under the investment  advisory  agreement,  the  Manager  is not liable for any loss the Fund  sustains  for any  investment, adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement  permits the Manager to act as investment  advisor for any other  person,  firm or  corporation and to use the names  "Oppenheimer"  and "Trinity" in connection with other  investment  companies for which it may act as investment advisor or general  distributor.  If the Manager shall no longer act as investment advisor to the
Fund,  the Manager may  withdraw the right of the Fund to use the names  "Oppenheimer"  or "Trinity" as part of its name.

The Sub-Advisor.  The Sub-Advisor is a wholly-owned  subsidiary of Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Sub-Advisor are affiliates.

         |_|  The  Sub-Advisory   Agreement.   Under  the  Sub-Advisory  Agreement  between  the  Manager  and  the
Sub-Advisor,  the Sub-Advisor  shall regularly  provide  investment  advice with respect to the Fund and invest and reinvest cash,  securities and the property  comprising the assets of the Fund. Under the  Sub-Advisory  Agreement, the  Sub-Advisor  agrees not to change the portfolio  management  team of the Fund without the written  approval of the Manager. The Sub-Advisor also agrees to provide assistance in the distribution and marketing of the Fund.

         Under  the  Sub-Advisory   Agreement,   the  Manager  pays  the  Sub-Advisor  an  annual  fee  in  monthly installments,  based on the  average  daily  net  assets  of the Fund.  The fee paid to the  Sub-Advisor  under the
Sub-Advisory  Agreement is paid by the Manager,  not by the Fund. The fee declines on additional assets as the Fund grows:  0.25% of the first $150 million of average  annual net assets of the Fund,  0.17% of the next $350 million, and 0.14% of average annual net assets in excess of $500 million.

         The Sub-Advisory  Agreement states that in the absence of willful  misfeasance,  bad faith,  negligence or reckless  disregard of its duties or obligations,  the  Sub-Advisor  shall not be liable to the Manager for any act or omission in the course of or connected  with  rendering  services  under the  Sub-Advisory  Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment  Advisory  Agreement and the Sub-Advisory  Agreement.  One of the duties of the  Sub-Advisor  under the  Sub-Advisory  Agreement is to arrange the  portfolio  transactions  for the Fund.  The
Fund's investment  advisory agreement with the Manager and the Sub-Advisory  Agreement contain provisions  relating to the employment of  broker-dealers to effect the Fund's portfolio  transactions.  The Manager and the Sub-Advisor are  authorized  to  employ  broker-dealers,  including  "affiliated"  brokers,  as  that  term is  defined  in the
Investment  Company  Act.  They may employ  broker-dealers  that,  in their  best  judgment  based on all  relevant factors,  will  implement the policy of the Fund to obtain,  at  reasonable  expense,  the "best  execution" of the
Fund's portfolio  transactions.  Among other things,  "best  execution" means prompt and reliable  execution at the most favorable price obtainable.

         The Manager and the Sub-Advisor need not seek competitive  commission bidding.  However, they are expected to be  aware of the  current  rates  of  eligible  brokers  and to  minimize  the  commissions  paid to the  extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

         The Manager and the Sub-Advisor may select brokers (other than affiliates)  that provide  brokerage and/or research  services  for the Fund  and/or  the other  accounts  over which the  Manager,  the  Sub-Advisor  or their respective affiliates have investment  discretion.  The commissions paid to such brokers may be higher than another qualified  broker would charge,  if the Manager or  Sub-Advisor,  as applicable,  makes a good faith  determination that the commission is fair and reasonable in relation to the services provided.  Subject to those  considerations, as a factor in selecting  brokers for the Fund's portfolio  transactions,  the Manager and the Sub-Advisor may also consider sales of shares of the Fund and other  investment  companies for which the Manager or an affiliate  serves as investment advisor.

         The Sub-Advisory  Agreement permits the Sub-Advisor to enter into "soft-dollar"  arrangements  through the agency of third parties to obtain  services for the Fund.  Pursuant to these  arrangements,  the  Sub-Advisor  will undertake to place brokerage  business with  broker-dealers  who pay third parties that provide services.  Any such
"soft-dollar"  arrangements  will be made in  accordance  with  policies  adopted  by the Board of the Trust and in compliance with applicable law.

Brokerage  Practices Followed by the Manager.  Brokerage for the Fund is allocated subject to the provisions of the investment  advisory  agreement  and the  Sub-Advisory  agreement and the  procedures  and rules  described  above.
Generally,  the  Sub-Advisor's  portfolio  traders allocate  brokerage based upon  recommendations  from the Fund's portfolio  management team. In certain  instances,  the team may directly place trades and allocate  brokerage.  In either case, the Sub-Advisor's executive officers supervise the allocation of brokerage.

         Transactions  in  securities  other than those for which an exchange is the primary  market are  generally done with  principals or market  makers.  In  transactions  on foreign  exchanges,  the Fund may be required to pay fixed brokerage  commissions and therefore would not have the benefit of negotiated  commissions  available in U.S.
markets.  Brokerage  commissions  are  paid  primarily  for  transactions  in  listed  securities  or  for  certain fixed-income  agency  transactions in the secondary  market.  Otherwise  brokerage  commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.

         The  Sub-Advisor  serves  as  investment  manager  to a number  of  clients,  including  other  investment companies,  and may in the future act as  investment  manager or  advisor  to  others.  It is the  practice  of the
Sub-Advisor to allocate purchase or sale  transactions  among the Fund and other clients whose assets it manages in a manner it deems  equitable.  In making  those  allocations,  the  Sub-Advisor  considers  several  main  factors, including the respective investment  objectives,  the relative size of portfolio holdings of the same or comparable securities,  the  availability of cash for investment,  the size of investment  commitments  generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client's accounts.

         When orders to purchase or sell the same  security on  identical  terms are placed by more than one of the funds and/or other advisory  accounts managed by the Sub-Advisor or its affiliates,  the transactions are generally executed as received,  although a fund or advisory  account that does not direct trades to a specific broker (these are called "free  trades")  usually  will have its order  executed  first.  Orders  placed by accounts  that direct trades to a specific  broker will generally be executed  after the free trades.  All orders placed on behalf of the
Fund are  considered  free  trades.  However,  having an order  placed  first in the  market  does not  necessarily guarantee  the most  favorable  price.  Purchases  are  combined  where  possible  for the  purpose of  negotiating brokerage  commissions.  In some cases that practice might have a detrimental  effect on the price or volume of the security in a particular transaction for the Fund.

         Purchases  of portfolio  securities  from  underwriters  include a commission  or  concession  paid by the issuer to the  underwriter.  Purchases  from dealers  include a spread  between the bid and asked prices.  The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The investment  advisory  agreement and the Sub-Advisory  agreement permit the Manager and the Sub-Advisor to allocate  brokerage for research  services.  The research services provided by a particular broker may be useful only to one or more of the  advisory  accounts of the  Sub-Advisor  and its  affiliates.  The  investment  research received  for the  commissions  of  those  other  accounts  may be  useful  both to the Fund and one or more of the
Sub-Advisor's  other  accounts.  Investment  research  may be supplied to the  Sub-Advisor  by a third party at the instance of a broker through which trades are placed.

         Investment  research services include  information and analysis on particular  companies and industries as well  as  market  or  economic  trends  and  portfolio  strategy,  market  quotations  for  portfolio  evaluations, information  systems,  computer hardware and similar products and services.  If a research service also assists the
Sub-Advisor in a non-research  capacity (such as  bookkeeping  or other  administrative  functions),  then only the percentage or component that provides assistance to the Sub-Advisor in the investment  decision-making  process may be paid in commission dollars.

         The research  services  provided by brokers broadens the scope and supplements the research  activities of the  Sub-Advisor.  That  research  provides  additional  views and  comparisons  for  consideration,  and helps the
Sub-Advisor  to obtain  market  information  for the  valuation  of  securities  that are either held in the Fund's portfolio or are being considered for purchase.  The Sub-Advisor  provides information to the Manager and the Board about the concessions  paid to brokers  furnishing such services,  together with the  Sub-Advisor's  representation that the amount of such concessions was reasonably related to the value or benefit of such services.

         ------------------------------------ ---------------------------------------------------------------
                 Period Ended 7/31:                   Total Brokerage Concessions Paid by the Fund2
         ------------------------------------ ---------------------------------------------------------------
         ------------------------------------ ---------------------------------------------------------------
                        20001                                            $12,3073
         ------------------------------------ ---------------------------------------------------------------
         1. For the period from 9/1/99 (commencement of operations).
         2. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
         3. In the period  ended  7/31/00,  the amount of  transactions  directed to brokers  for  research services  was  $445,816  and the  amount  of the  concessions  paid to  broker-dealers  for  those services was $611.

Distribution and Service Plans

The  Distributor.  Under its General  Distributor's  Agreement  with the Fund, the  Distributor  acts as the Fund's principal  underwriter in the continuous  public  offering of shares of the Fund's Class A, Class B, Class C, Class
N and Class Y shares.  The  Distributor  is not obligated to sell a specific  number of shares.  Expenses  normally attributable  to sales are borne by the  Distributor.  Class N shares were not publicly  offered during the periods shown below.

         The  compensation  paid to (or retained by) the  Distributor  from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

-------------- ------------------ -------------------- -------------------- ------------------- --------------------
   Period          Aggregate        Class A Front-         Concessions         Concessions          Concessions
                   Front-End           End Sales           on Class A           on Class B          on Class C
                 Sales Charges          Charges              Shares               Shares              Shares
    Ended         on Class A          Retained by          Advanced by         Advanced by          Advanced by
    7/31:           Shares           Distributor*          Distributor         Distributor          Distributor
-------------- ------------------ -------------------- -------------------- ------------------- --------------------
-------------- ------------------ -------------------- -------------------- ------------------- --------------------
    2000            $10,091             $2,654               $1,281              $18,872              $6,991
-------------- ------------------ -------------------- -------------------- ------------------- --------------------
*Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

---------------- ------------------------------- -------------------------------- ----------------------------------
    Period                  Class A                          Class B                           Class C
                      Contingent Deferred              Contingent Deferred            Contingent Deferred Sales
     Ended           Sales Charges Retained          Sales Charges Retained              Charges Retained by
     7/31                by Distributor                  by Distributor                      Distributor
---------------- ------------------------------- -------------------------------- ----------------------------------
---------------- ------------------------------- -------------------------------- ----------------------------------
     2000                      $0                            $1,041                             $208
---------------- ------------------------------- -------------------------------- ----------------------------------

         For additional  information about distribution of the Fund's shares,  including fees and expenses,  please refer to "Distribution and Service Plans," below.

Distribution  and  Service  Plans.  The Fund has  adopted a Service  Plan for Class A shares and  Distribution  and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the  Investment  Company Act. Under those plans  the  Fund  pays  the  Distributor  for all or a  portion  of its  costs  incurred  in  connection  with  the distribution and/or servicing of the shares of the particular class.

         Each plan has been  approved by a vote of the Board of Trustees,  including a majority of the  Independent
Trustees2, cast in person at a meeting  called for the  purpose of voting on that plan.  The  shareholder  vote for the  Service  Plan for Class A shares and the  Distribution  and  Service  Plans for Class B and Class C shares was cast by the Manager as the sole initial holder of Class A, Class B and Class C shares of the Fund.

         Under the  plans,  the  Manager  and the  Distributor  may make  payments  to  affiliates,  in their  sole discretion,  from time to time,  and may use their own  resources  to make  payments to  brokers,  dealers or other financial  institutions for distribution and administrative  services they perform,  at no cost to the Fund to make those  payments.  The Manager may use its profits from the advisory  fee it receives  from the Fund.  In their sole discretion,  the  Distributor  and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

         Unless a plan is terminated as described  below,  the plan  continues in effect from year to year but only if the  Fund's  Board  of  Trustees  and its  Independent  Trustees  specifically  vote  annually  to  approve  its continuance.  Approval  must be by a vote  cast in  person  at a  meeting  called  for the  purpose  of  voting  on continuing  the plan. A plan may be  terminated at any time by the vote of a majority of the  Independent  Trustees or by the vote of the  holders of a  "majority"  (as  defined in the  Investment  Company  Act) of the  outstanding shares of that class.

         The Board of Trustees and the  Independent  Trustees  must approve all material  amendments  to a plan. An amendment to increase  materially  the amount of payments to be made under a plan must be approved by  shareholders of the class  affected by the  amendment.  Because  Class B shares of the Fund  automatically  convert into Class A shares,  the Fund must  obtain the  approval  of both  Class A and Class B  shareholders  for a  proposed  material amendment to the Class A Plan that would  materially  increase  payments under the Plan. That approval must be by a
"majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

         While the Plans are in effect,  the Treasurer of the Fund shall provide  separate  written  reports on the plans to the Board of  Trustees at least  quarterly  for its review.  The  Reports  shall  detail the amount of all payments  made under a plan and the  purpose for which the  payments  were made.  Those  reports are subject to the review and approval of the Independent Trustees.

         Each Plan states that while it is in effect,  the selection and  nomination of those  Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the  discretion of the  Independent  Trustees.  This does not prevent the  involvement of others in the selection and  nomination  process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the  plans  for a class,  no  payment  will be made to any  recipient  in any  quarter  in which the aggregate  net asset  value of all Fund  shares of that class held by the  recipient  for itself and its  customers does not  exceed a minimum  amount,  if any,  that may be set from time to time by a  majority  of the  Independent
Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments  under the plans.

         |_|  Class A Service Plan Fees.  Under the Class A service plan, the  Distributor  currently uses the fees it  receives  from the Fund to pay  brokers,  dealers and other  financial  institutions  (they are  referred to as
"recipients")  for personal  services and account  maintenance  services they provide for their  customers who hold
Class A shares.  The services include,  among others,  answering  customer  inquiries about the Fund,  assisting in establishing  and  maintaining  accounts in the Fund,  making the Fund's  investment  plans available and providing other services at the request of the Fund or the Distributor.  The Class A service plan permits  reimbursements  to the  Distributor  at a rate of up to 0.25% of average  annual net assets of Class A shares.  While the plan permits the Board to authorize  payments to the Distributor to reimburse  itself for services under the plan, the Board has not yet done so. The  Distributor  makes  payments  to plan  recipients  quarterly  at an annual rate not to exceed
0.25% of the average  annual net assets  consisting  of Class A shares held in the  accounts of the  recipients  or their customers.

         Any  unreimbursed  expenses  the  Distributor  incurs  with  respect to Class A shares in any fiscal  year cannot be recovered in subsequent  years.  The Distributor may not use payments  received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

         |_|  Class B, Class C and Class N Service and Distribution  Plan Fees.  Under each plan,  service fees and distribution  fees  are  computed  on the  average  of the net  asset  value of  shares  in the  respective  class, determined as of the close of each regular  business day during the period.  The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate whether the  Distributor's  distribution  expenses are more or less than the  amounts  paid by the Fund under the plan  during  the period for which the fee is paid.  The types of services that  recipients  provide in return for service fees are similar to the services  provided  under the Class A service plan, described above.

         The Class B,  Class C and Class N Plans  permit  the  Distributor  to retain  both the  asset-based  sales charges and the  service  fees or to pay  recipients  the service  fee on a  quarterly  basis,  without  payment in advance.  However, the Distributor  currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased.  After the first year shares are  outstanding,  the Distributor  makes service fee  payments  quarterly  on those  shares.  The advance  payment is based on the net asset  value of shares  sold.
Shares  purchased by exchange do not qualify for the advance  service fee  payment.  If Class B, Class C or Class N shares are redeemed during the first year after their  purchase,  the recipient of the service fees on those shares will be obligated  to repay the  Distributor  a pro rata portion of the advance  payment of the service fee made on those  shares.  In cases  where  the  Distributor  is the  broker of  record  for Class B and Class C shares,  i.e.
shareholder  without  the  services  of a  broker  directly  invests  in the  Fund,  the  Distributor  will  retain asset-based sales charge and service fee for Class B and Class C shares.

         The  asset-based  sales  charge and service  fees  increase  Class B and Class C expenses by 1.00% and the asset-based  sales  charge and service fees  increases  Class N expenses by 0.50% of the net assets per year of the respective class.

         The  Distributor  retains the  asset-based  sales  charge on Class B and Class N shares.  The  Distributor retains the asset-based  sales charge on Class C shares during the first year the shares are  outstanding.  It pays the  asset-based  sales charge as an ongoing  concession to the recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement with the  Distributor,  the Distributor will pay the Class B, Class C or Class N service  fee and the  asset-based  sales  charge to the  dealer  quarterly  in lieu of paying  the sales concessions and service fee in advance at the time of purchase.

         The  asset-based  sales  charges  on Class B,  Class C and Class N shares  allow  investors  to buy shares without a front-end sales charge while allowing the Distributor to compensate  dealers that sell those shares.  The
Fund pays the  asset-based  sales charges to the Distributor  for its services  rendered in  distributing  Class B,
Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:
o        pays sales  concessions  to  authorized  brokers and dealers at the time of sale and pays  service fees as described above,
o        may finance  payment of sales  concessions  and/or the  advance of the  service fee payment to  recipients under the plans,  or may provide such  financing  from its own  resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares, and
o        bears the costs of sales literature,  advertising and prospectuses  (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

         The  Distributor's  actual  expenses  in selling  Class B, Class C and Class N shares may be more than the payments it receives from the  contingent  deferred  sales charges  collected on redeemed  shares and from the Fund under the plans.  If the Class B, Class C or Class N plan is  terminated  by the Fund,  the Board of  Trustees  may allow the Fund to continue  payments of the asset-based  sales charge to the Distributor  for  distributing  shares before the plan was terminated.  The plans allow for the  carry-forward of distribution  expenses,  to be recovered from asset-based sales charges in subsequent fiscal periods.

  -----------------------------------------------------------------------------------------------------------------
                      Distribution Fees Paid to the Distributor for the Period Ended 7/31/00*
  -----------------------------------------------------------------------------------------------------------------
  ------------------------ ------------------- -------------------- ---------------------- ------------------------
  Class:                         Total               Amount             Distributor's           Distributor's
                                                                          Aggregate             Unreimbursed
                                                                        Unreimbursed            Expenses as %
                                Payments           Retained by            Expenses              of Net Assets
                               Under Plan          Distributor           Under Plan               of Class
  ------------------------ ------------------- -------------------- ---------------------- ------------------------
  ------------------------ ------------------- -------------------- ---------------------- ------------------------
  Class B Plan                   $2,132              $1,988                $17,104                  2.66%
  ------------------------ ------------------- -------------------- ---------------------- ------------------------
  ------------------------ ------------------- -------------------- ---------------------- ------------------------
  Class C Plan                   $2,359              $2,198                $9,503                   1.12%
  ------------------------ ------------------- -------------------- ---------------------- ------------------------
*Class N shares were not offered for sale during the Fund's fiscal year ended 7/31/00.

         All  payments  under the  Class B and the Class C plans are  subject  to the  limitations  imposed  by the
Conduct Rules of the National  Association of Securities  Dealers,  Inc. on payments of  asset-based  sales charges and service fees.

Performance of the Fund

Explanation  of  Performance  Terminology.  The  Fund  uses  a  variety  of  terms  to  illustrate  its  investment performance.  Those terms include  "cumulative  total return," "average annual total return," "average annual total return at net asset  value"  and  "total  return at net asset  value."  An  explanation  of how total  returns  are calculated  is set forth below.  You can obtain  current  performance  information  by calling the Fund's  Transfer
Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

         The  Fund's  illustrations  of its  performance  data in  advertisements  must  comply  with  rules of the
Securities and Exchange  Commission.  Those rules  describe the types of performance  data that may be used and how it is to be  calculated.  In  general,  any  advertisement  by the Fund of its  performance  data must  include the average  annual total returns for the advertised  class of shares of the Fund.  Those returns must be shown for the
1-, 5- and 10-year  periods  (or the life of the class,  if less)  ending as of the most  recently  ended  calendar quarter prior to the publication of the advertisement (or its submission for publication).

         Use of  standardized  performance  calculations  enables an investor to compare the Fund's  performance to the  performance  of other funds for the same periods.  However,  a number of factors  should be considered  before using the Fund's performance information as a basis for comparison with other investments:
         |_|  Total returns  measure the  performance  of a hypothetical  account in the Fund over various  periods and do not show the performance of each shareholder's  account.  Your account's performance will vary from the model  performance  data if your  dividends  are received in cash, or you buy or sell shares during the period,  or you bought  your shares at a different  time and price than the shares used in the model.
         |_|  An investment in the Fund is not insured by the FDIC or any other government agency.
|_|      The Fund's  performance  returns  do not  reflect  the  effect of taxes on  dividends  and  capital  gains distributions.
|_|      The  principal  value of the  Fund's  shares  and total  returns  are not  guaranteed  and  normally  will fluctuate on a daily basis.
|_|      When an investor's shares are redeemed, they may be worth more or less than their original cost.
|_|      Total returns for any given past period  represent  historical  performance  information  and are not, and should not be considered, a prediction of future returns.

         The  performance  of each class of shares is shown  separately,  because the  performance of each class of shares will usually be different.  That is because of the different  kinds of expenses each class bears.  The total returns  of each  class of  shares of the Fund are  affected  by  market  conditions,  the  quality  of the  Fund's investments,  the  maturity  of debt  investments,  the types of  investments  the Fund  holds,  and its  operating expenses that are allocated to the particular class.

         |X|  Total  Return  Information.  There are  different  types of "total  returns"  to  measure  the Fund's performance.  Total return is the change in value of a  hypothetical  investment  in the Fund over a given  period, assuming  that all  dividends  and capital gains  distributions  are  reinvested in additional  shares and that the investment is redeemed at the end of the period.  Because of differences in expenses for each class of shares,  the total returns for each class are  separately  measured.  The cumulative  total return  measures the change in value over the entire period (for example,  ten years).  An average  annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period.  However,  average annual total returns do not show actual year-by-year  performance.  The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In  calculating  total  returns  for Class A  shares,  the  current  maximum  sales  charge of 5.75% (as a percentage  of the  offering  price) is deducted  from the  initial  investment  ("P")  (unless the return is shown without sales charge,  as described  below).  For Class B shares,  payment of the  applicable  contingent  deferred sales  charge is applied,  depending on the period for which the return is shown:  5.0% in the first year,  4.0% in the  second  year,  3.0% in the third and fourth  years,  2.0% in the fifth  year,  1.0% in the sixth year and none thereafter.  For Class C shares,  the 1%  contingent  deferred  sales charge is deducted for returns for the 1-year period. There is no sales charge on Class Y shares.

                  |_| Average  Annual Total Return.  The "average  annual total return" of each class is an average annual  compounded  rate of return for each year in a specified  number of years. It is the rate of return based on the change in value of a  hypothetical  initial  investment of $1,000 ("P" in the formula  below) held for a number of years ("n" in the formula) to achieve an Ending  Redeemable  Value  ("ERV" in the  formula) of that  investment, according to the following formula:

                                ERV -1 = Average Annual Total Return
                             ------------
                                  P

                  |_| Cumulative Total Return.  The "cumulative  total return"  calculation  measures the change in value of a  hypothetical  investment of $1,000 over an entire  period of years.  Its  calculation  uses some of the same  factors as average  annual  total  return,  but it does not  average  the rate of return on an annual  basis.
Cumulative total return is determined as follows:

                                   ERV - P = Total Return
                             ---------------
                                     P

                  |_| Total  Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"  (without  deducting sales charges) for Class A, Class B, Class
C or Class N shares.  Each is based on the  difference in net asset value per share at the beginning and the end of the period for a  hypothetical  investment  in that class of shares  (without  considering  front-end or contingent
deferred  sales  charges)  and  takes  into   consideration   the  reinvestment  of  dividends  and  capital  gains
distributions.

  -----------------------------------------------------------------------------------------------------------------------
                                 The Fund's Total Returns for the Periods Ended 7/31/00*
  -----------------------------------------------------------------------------------------------------------------------
  -------------- ------------------------ -------------------------------------------------------------------------------
                 Cumulative Total                                  Average Annual Total Returns
  Class      of  Returns (10 years or
  Shares         Life of Class)
  -------------- ------------------------ -------------------------------------------------------------------------------
  -------------- ------------------------ ------------------------ -------------------------- ---------------------------

                                                  1-Year                5-Year or Life             10-Year or Life
  -------------- ------------------------ ------------------------ -------------------------- ---------------------------
  -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ --------------
                 After       Without      After       Without      After        Without       After        Without
                 Sales       Sales        Sales       Sales        Sales        Sales Charge  Sales        Sales Charge
                 Charge      Charge       Charge      Charge       Charge                     Charge
  -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ --------------
  -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ --------------
  Class A           -9.99%1     -4.50%1      N/A          N/A          N/A          N/A           N/A             N/A
  -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ --------------
  -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ --------------
  Class B           -9.90%1     -5.18%1      N/A          N/A          N/A          N/A           N/A             N/A
  -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ --------------
  -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ --------------
  Class C           -5.23%1     -4.27%1      N/A          N/A          N/A          N/A           N/A           N/A
  -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ --------------
  Class Y           -4.33%1     -4.33%1      N/A          N/A          N/A          N/A           N/A             N/A
  -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ --------------
1. Inception of Class A, Class B, Class C and Class Y: 9/01/99
*Class N shares were not offered for sale during the periods shown.

Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate  broadly-based market index in its Annual Report to  shareholders.  You can obtain that  information  by  contacting  the Transfer
Agent at the addresses or telephone  numbers shown on the cover of this  Statement of Additional  Information.  The
Fund may also compare its performance to that of other  investments,  including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |_|  Lipper  Rankings.  From time to time the Fund may  publish  the  ranking  of the  performance  of its classes of shares by Lipper  Analytical  Services,  Inc.  Lipper is a  widely-recognized  independent  mutual  fund monitoring  service.  Lipper monitors the performance of regulated  investment  companies,  including the Fund, and ranks  their  performance  for various  periods  based on  categories  relating to  investment  objectives.  Lipper currently ranks the Fund's performance  against all other growth funds. The Lipper  performance  rankings are based on total returns that include the reinvestment of capital gain  distributions  and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes  "peer-group"  indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

         |_|  Morningstar  Ratings and  Rankings.  From time to time the Fund may  publish the ranking  and/or star rating of the  performance of its classes of shares by  Morningstar,  Inc., an independent  mutual fund  monitoring service.  Morningstar  rates  and  ranks  mutual  funds in  broad  investment  categories:  domestic  stock  funds, international  stock  funds,  taxable  bond funds and  municipal  bond funds.  The Fund is included in the domestic stock funds category.

         Morningstar   proprietary  star  ratings  reflect  historical   risk-adjusted   total  investment  return.
Investment  return  measures a fund's (or class's) one-,  three-,  five- and ten-year  average annual total returns
(depending  on the  inception  of the fund or  class)  in  excess  of  90-day  U.S.  Treasury  bill  returns  after considering  the fund's sales charges and  expenses.  Risk is measured by a fund's (or class's)  performance  below
90-day U.S.  Treasury  bill returns.  Risk and  investment  return are combined to produce star ratings  reflecting performance  relative to the other funds in the fund's  category.  Five stars is the "highest"  ranking (top 10% of funds in a category),  four stars is "above  average" (next 22.5%),  three stars is "average" (next 35%), two stars is "below  average"  (next 22.5%) and one star is "lowest"  (bottom 10%). The current star rating is the fund's (or class's)  overall  rating,  which is the fund's  3-year  rating or its  combined  3- and 5-year  ranking  (weighted
60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%/30%/30%,  respectively),  depending on the inception date of the fund (or class). Ratings are subject to change monthly.

         The Fund may also compare its total  return  ranking to that of other funds in its  Morningstar  category, in addition to its star  rating.  Those  total  return  rankings  are  percentages  from one percent to one hundred percent and are not  risk-adjusted.  For example,  if a fund is in the 94th percentile,  that means that 94% of the funds in the same category performed better than it did.

         |_|  Performance  Rankings and Comparisons by Other Entities and Publications.  From time to time the Fund may include in its advertisements and sales literature  performance  information about the Fund cited in newspapers and other  periodicals  such as The New York Times,  The Wall Street Journal,  Barron's,  or similar  publications.
That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the Fund's classes of shares may be compared in  publications  to the  performance of various market indices or other  investments,  and  averages,  performance  rankings or other  benchmarks  prepared by  recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share  classes to the return on  fixed-income investments  available  from banks and  thrift  institutions.  Those  include  certificates  of  deposit,  ordinary interest-paying  checking and savings  accounts,  and other forms of fixed or variable time  deposits,  and various other  instruments  such as Treasury  bills.  However,  the Fund's  returns and share price are not  guaranteed  or insured  by the FDIC or any other  agency  and will  fluctuate  daily,  while bank  depository  obligations  may be insured by the FDIC and may  provide  fixed  rates of return.  Repayment  of  principal  and payment of interest on
Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent,  and of the investor services  provided by them to shareholders of the Oppenheimer  funds,  other than performance  rankings of the Oppenheimer funds  themselves.  Those ratings or rankings of shareholder and investor services by third parties may include  comparisons of their  services to those provided by other mutual fund families  selected by the rating or ranking  services.  They may be based upon the  opinions  of the rating or  ranking  service  itself,  using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may  include  in its  advertisements  and  sales  literature  the total  return performance of a hypothetical  investment  account that includes  shares of the fund and other  Oppenheimer  funds.
The combined  account may be part of an  illustration of an asset  allocation  model or similar  presentation.  The account  performance  may combine total return  performance  of the fund and the total return  performance of other
Oppenheimer funds included in the account.  Additionally,  from time to time, the Fund's  advertisements  and sales literature may include,  for  illustrative or comparative  purposes,  statistical data or other  information  about general or specific market and economic conditions. That may include, for example,
o        information  about the  performance  of certain  securities  or  commodities  markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies  included in segments of particular  industries,  sectors,  securities  markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information  relating  to the gross  national  or gross  domestic  product of the  United  States or other countries or regions,
o        comparisons  of  various  market   sectors  or  indices  to  demonstrate   performance,   risk,  or  other
             characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

         Additional  information  is presented  below about the methods that can be used to buy shares of the Fund.
Appendix B contains more  information  about the special  sales charge  arrangements  offered by the Fund,  and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased  through  AccountLink,  each purchase must be at least $25.  Shares will be purchased two regular  business days  following the regular  business day you instruct the  Distributor to initiate the Automated  Clearing House ("ACH")  transfer to buy the shares.  That  instruction must be received prior to the close of The New York  Stock  Exchange  that day.  Dividends  will  begin to accrue  on shares  purchased  with the proceeds of ACH  transfers on the  business day after the shares are  purchased.  The Exchange  normally  closes at
4:00 P.M., but may close earlier on certain days.  The proceeds of ACH transfers are normally  received by the Fund
3 days after the transfers are  initiated.  If the proceeds of the ACH transfer are not received on a timely basis, the  Distributor  reserves  the  right  to  cancel  the  purchase  order.  The  Distributor  and the  Fund  are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced  Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of  Accumulation  and Letters of Intent  because of the economies of sales efforts and reduction in expenses  realized by the  Distributor,  dealers and brokers  making such sales.  No sales  charge is imposed in certain  other  circumstances  described in Appendix B to this  Statement  of  Additional  Information  because the
Distributor or dealer or broker incurs little or no selling expenses.

         |_| Right of  Accumulation.  To qualify for the lower sales  charge  rates that apply to larger  purchases of Class A shares, you and your spouse can add together:
o        Class A, Class B and Class N shares you purchase for your individual  accounts  (including IRAs and 403(b)
                  plans),  or for your  joint  accounts,  or for  trust or  custodial  accounts  on  behalf of your children who are minors, and
o        Current  purchases  of Class A,  Class B and  Class N shares of the Fund and  other  Oppenheimer  funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o        Class A, Class B and Class N shares of Oppenheimer  funds you previously  purchased  subject to an initial or  contingent  deferred  sales charge to reduce the sales  charge rate for current  purchases of
                  Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust,  estate or other fiduciary account  (including one or more employee  benefit plans of the same  employer) that has multiple  accounts.  The  Distributor  will add the value,  at current  offering  price,  of the shares you  previously  purchased  and  currently  own to the value of current  purchases to determine  the sales charge rate that  applies.  The reduced  sales charge will apply only to current purchases. You must request it when you buy shares.

         |_| The Oppenheimer  Funds.  The Oppenheimer  funds are those mutual funds for which the Distributor  acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                         Oppenheimer Main Street Growth & Income Fund
Oppenheimer California Municipal Fund                         Oppenheimer Main Street Opportunity Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Income Fund                               Oppenheimer MidCap Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Multiple Strategies Fund
Oppenheimer Champion Income Fund                              Oppenheimer Municipal Bond Fund
Oppenheimer Convertible Securities Fund                       Oppenheimer New York Municipal Fund
Oppenheimer Developing Markets Fund                           Oppenheimer New Jersey Municipal Fund
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Disciplined Value Fund                            Oppenheimer Quest Balanced Value Fund
Oppenheimer Discovery Fund                                    Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Emerging Growth Fund                              Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Opportunity Value Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Quest Small Cap Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Florida Municipal Fund                            Oppenheimer Real Asset Fund
Oppenheimer Global Fund                                       Oppenheimer Select Managers
Oppenheimer Global Growth & Income Fund                       Oppenheimer Senior Floating Rate Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Strategic Income Fund
Oppenheimer Growth Fund                                       Oppenheimer Total Return Fund, Inc.
Oppenheimer High Yield Fund                                   Oppenheimer Trinity Core Fund
Oppenheimer Intermediate Municipal Fund                       Oppenheimer Trinity Growth Fund
Oppenheimer International Bond Fund                           Oppenheimer Trinity Value Fund
Oppenheimer International Growth Fund                         Oppenheimer U.S. Government Trust
Oppenheimer International Small Company Fund                  Limited-Term New York Municipal Fund
Oppenheimer Large Cap Growth Fund                             Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund

and the following money market funds:

Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust                                   Oppenheimer Cash Reserves
Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.

         There is an  initial  sales  charge on the  purchase  of Class A shares of each of the  Oppenheimer  funds except the money market funds. Under certain circumstances  described in this Statement of Additional  Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

         |_| Letters of Intent.  Under a Letter of Intent,  if you  purchase  Class A shares or Class A and Class B shares of the Fund and other  Oppenheimer  funds  during a 13-month  period,  you can reduce the sales  charge rate that applies to your purchases of Class A shares.  The total amount of your intended  purchases of both Class A and
Class B shares will  determine the reduced sales charge rate for the Class A shares  purchased  during that period.
You can include purchases made up to 90 days before the date of the Letter.

         A Letter of Intent is an investor's  statement in writing to the  Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund (and other  Oppenheimer  funds)  during a 13-month  period
(the "Letter of Intent period").  At the investor's  request,  this may include  purchases made up to 90 days prior to the date of the Letter.  The Letter states the  investor's  intention to make the aggregate  amount of purchases of shares which,  when added to the investor's  holdings of shares of those funds,  will equal or exceed the amount specified  in the Letter.  Purchases  made by  reinvestment  of  dividends or  distributions  of capital  gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter  enables  an  investor  to count  the Class A and Class B shares  purchased  under the  Letter to obtain the reduced  sales  charge rate on  purchases  of Class A shares of the Fund (and other  Oppenheimer  funds)
that applies  under the Right of  Accumulation  to current  purchases of Class A shares.  Each  purchase of Class A shares under the Letter will be made at the offering  price  (including  the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter,  the investor makes no commitment to purchase shares.  However,  if the investor's purchases  of shares  within  the  Letter of Intent  period,  when  added to the value (at  offering  price) of the investor's  holdings  of  shares on the last day of that  period,  do not equal or  exceed  the  intended  purchase amount,  the investor  agrees to pay the  additional  amount of sales charge  applicable  to such  purchases.  That amount is  described  in "Terms of  Escrow,"  below  (those  terms may be amended by the  Distributor  from time to time).  The  investor  agrees  that shares  equal in value to 5% of the  intended  purchase  amount will be held in escrow by the Transfer  Agent subject to the Terms of Escrow.  Also,  the investor  agrees to be bound by the terms of the Prospectus,  this Statement of Additional  Information and the Application  used for a Letter of Intent.  If those  terms are  amended,  as they may be from time to time by the Fund,  the  investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total  eligible  purchases  made  during  the  Letter of Intent  period do not equal or exceed  the intended  purchase amount,  the concessions  previously paid to the dealer of record for the account and the amount of sales charge retained by the  Distributor  will be adjusted to the rates  applicable to actual total  purchases.
If total eligible  purchases during the Letter of Intent period exceed the intended  purchase amount and exceed the amount needed to qualify for the next sales charge rate  reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the
Distributor  the excess of the amount of  concessions  allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.  The excess  concessions  returned to the Distributor will be used to purchase  additional  shares for the  investor's  account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         The  Transfer  Agent  will not hold  shares  in  escrow  for  purchases  of  shares  of the Fund and other
Oppenheimer  funds by  OppenheimerFunds  prototype 401(k) plans under a Letter of Intent.  If the intended purchase amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan  by the  end of the  Letter  of  Intent  period,  there  will  be no  adjustment  of  concessions  paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining  the total amount of purchases made under a Letter,  shares  redeemed by the investor prior to the  termination  of the Letter of Intent  period will be deducted.  It is the  responsibility  of the dealer of record  and/or the  investor  to advise the  Distributor  about the Letter in placing any  purchase  orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         |_|  Terms of Escrow That Apply to Letters of Intent.

              1.  Out of the initial  purchase (or  subsequent  purchases if necessary)  made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended  purchase  amount  specified in the Letter shall be held in escrow by the Transfer  Agent.  For example,  if the intended  purchase  amount is $50,000,  the escrow shall be shares  valued in the amount of $2,500  (computed  at the offering  price  adjusted  for a $50,000  purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

              2.  If  the  total  minimum   investment   specified  under  the  Letter  is  completed   within  the
thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

              3.  If, at the end of the  thirteen-month  Letter of Intent  period the total  purchases  pursuant to the Letter are less than the  intended  purchase  amount  specified in the Letter,  the investor  must remit to the
Distributor  an amount equal to the  difference  between the dollar amount of sales  charges  actually paid and the amount of sales  charges  which would have been paid if the total amount  purchased had been made at a single time.
That sales charge  adjustment  will apply to any shares  redeemed  prior to the  completion  of the Letter.  If the difference  in sales  charges is not paid within  twenty days after a request from the  Distributor  or the dealer, the  Distributor  will,  within sixty days of the  expiration of the Letter,  redeem the number of escrowed  shares necessary to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released  from  escrow.  If a request is received to redeem  escrowed  shares  prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

              4.  By signing the Letter,  the investor  irrevocably  constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.       The  shares  eligible  for  purchase  under the Letter  (or the  holding  of which may be  counted  toward completion of a Letter) include:
(a)      Class A shares  sold with a  front-end  sales  charge or subject to a Class A  contingent  deferred  sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B  shares  acquired  by  exchange  of  either  (1)  Class A  shares  of one of the  other
                  Oppenheimer  funds that were acquired  subject to a Class A initial or contingent  deferred sales charge or (2) Class B shares of one of the other  Oppenheimer  funds that were  acquired  subject to a contingent deferred sales charge.

              6.  Shares held in escrow  hereunder  will  automatically  be exchanged for shares of another fund to which an exchange is requested,  as described in the section of the  Prospectus  entitled "How to Exchange  Shares"
and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  To establish an Asset Builder Plan to buy shares  directly  from a bank  account,  you must enclose a check (the minimum is $25) for the initial  purchase  with your  application.  Shares  purchased by Asset
Builder  Plan  payments  from bank  accounts  are  subject to the  redemption  restrictions  for  recent  purchases described in the  Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder
Plans may not be used to buy shares for OppenheimerFunds  employer-sponsored  qualified retirement accounts.  Asset
Builder  Plans also enable  shareholders  of  Oppenheimer  Cash  Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

If you make  payments  from your bank  account to purchase  shares of the Fund,  your bank  account will be debited automatically.  Normally,  the debit will be made two business days prior to the  investment  dates you selected on your Application.  Neither the Distributor,  the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder  payments,  you should obtain a prospectus of the selected fund(s) from your  financial  advisor (or the  Distributor)  and  request an  application  from the  Distributor.  Complete  the application  and return it. You may change  the amount of your Asset  Builder  payment or you can  terminate  these automatic  investments  at any time by writing to the  Transfer  Agent.  The Transfer  Agent  requires a reasonable period  (approximately  10 days) after receipt of your  instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement  Plans.  Certain  types of  Retirement  Plans are entitled to purchase  shares of the Fund without sales charge or at reduced sales charge rates,  as described in Appendix B to this  Statement of Additional  Information.
Certain special sales charge  arrangements  described in that Appendix apply to retirement  plans whose records are maintained  on a daily  valuation  basis by Merrill  Lynch Pierce  Fenner & Smith,  Inc. or an  independent  record keeper that has a contract or special  arrangement  with Merrill Lynch.  If on the date the plan sponsor signed the
Merrill  Lynch record  keeping  service  agreement  the plan has less than $3 million in assets  (other than assets invested in money market funds)  invested in applicable  investments,  then the  retirement  plan may purchase only
Class B shares of the Oppenheimer  funds.  Any retirement  plans in that category that currently  invest in Class B shares  of the Fund  will  have  their  Class B shares  converted  to Class A shares  of the Fund  when the  Plan's applicable investments reach $5 million.

Cancellation  of Purchase  Orders.  Cancellation  of purchase  orders for the Fund's  shares (for  example,  when a purchase  check is  returned  to the Fund  unpaid)  causes a loss to be  incurred  when the net asset  value of the
Fund's shares on the  cancellation  date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share  multiplied  by the number of shares in the purchase  order.  The investor is responsible  for that loss. If the investor fails to compensate the Fund for the loss, the  Distributor  will do
so. The Fund may  reimburse  the  Distributor  for that amount by redeeming  shares from any account  registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund  represents an interest in the same  portfolio of  investments of the Fund. However,  each class has different  shareholder  privileges and features.  The net income attributable to Class B, Class C or Class N shares  and the  dividends  payable  on Class B,  Class C or Class N shares  will be reduced by incremental  expenses borne solely by that class.  Those expenses include the asset-based  sales charges to which Class B and Class C are subject.

         The  availability  of different  classes of shares  permits an investor to choose the method of purchasing shares that is more  appropriate  for the investor.  That may depend on the amount of the  purchase,  the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold subject to an initial  sales charge.  While Class B, Class C and Class N shares have no initial  sales charge,  the purpose of the  deferred  sales  charge and  asset-based  sales charge on Class B and Class C shares is the same as that of the initial  sales  charge on Class A shares - to  compensate  the  Distributor  and  brokers,  dealers and financial  institutions  that sell shares of the Fund. A salesperson who is entitled to receive  compensation  from his or her firm for selling  Fund  shares may receive  different  levels of  compensation  for selling one class of shares than another.

         The  Distributor  will not  accept any order in the  amount of  $500,000  or more for Class B shares or $1 million or more for Class C shares on behalf of a single  investor (not  including  dealer "street name" or omnibus accounts).  That is because  generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

|_|      Class B  Conversion.  The  conversion  of Class B shares to Class A shares is  subject  to the  continuing availability  of a private  letter  ruling  from the  Internal  Revenue  Service,  or an  opinion of counsel or tax adviser,  to the  effect  that the  conversion  of Class B shares  does not  constitute  a  taxable  event  for the shareholder  under  Federal  income  tax law.  If such a revenue  ruling or  opinion  is no longer  available,  the automatic  conversion  feature may be  suspended,  in which event no further  conversions  of Class B shares  would occur while such  suspension  remained  in effect.  Although  Class B shares  could then be  exchanged  for Class A shares on the basis of relative net asset value of the two  classes,  without the  imposition  of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent such exchange,  Class B shares might continue to be subject to the asset-based sales charge for a longer period of time.

         |X|  Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

o        to all rollover IRAs,
o        to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix B to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o        to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the
                      recordkeeper or the plan sponsor for which has entered into a special agreement with the
                      Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the
                      Oppenheimer funds is $500,000 or more,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

         |_|  Allocation of Expenses.  The Fund pays expenses  related to its daily  operations,  such as custodian fees,  Trustees'  fees,  transfer agency fees,  legal fees and auditing  costs.  Those expenses are paid out of the
Fund's assets and are not paid directly by  shareholders.  However,  those  expenses  reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

         The  methodology  for calculating  the net asset value,  dividends and  distributions  of the Fund's share classes  recognizes two types of expenses.  General expenses that do not pertain  specifically to any one class are allocated  pro rata to the shares of all classes.  The  allocation  is based on the  percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each  outstanding  share within a given class.  Such general expenses  include  management fees,  legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports,  Prospectuses,  Statements of Additional  Information and other materials for current shareholders,  fees to unaffiliated Trustees,  custodian expenses, share issuance costs,  organization and start-up costs, interest, taxes and brokerage concessions, and non-recurring expenses, such as litigation costs.

         Other  expenses  that are  directly  attributable  to a  particular  class are  allocated  equally to each outstanding  share  within that class.  Examples of such  expenses  include  distribution  and service plan (12b-1)
fees,  transfer and shareholder  servicing agent fees and expenses and shareholder  meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset  Values Per Share.  The net asset  values per share of each class of shares of the Fund are  determined  as of the close of business of The New York Stock  Exchange on each day that the Exchange is open.
The  calculation  is done by dividing the value of the Fund's net assets  attributable  to a class by the number of shares of that class that are  outstanding.  The  Exchange  normally  closes at 4:00 P.M.,  New York time,  but may close  earlier  on some  other  days (for  example,  in case of weather  emergencies  or on days  falling  before a holiday).  The Exchange's  most recent annual  announcement  (which is subject to change) states that it will close on New Year's Day,  Presidents'  Day,  Martin Luther King, Jr. Day, Good Friday,  Memorial Day,  Independence  Day,
Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers  other than  Exchange  members  may  conduct  trading in certain  securities  on days on which the
Exchange is closed  (including  weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated  on those days and the values of some of the Fund's  portfolio  securities  may change significantly on these days, when shareholders may not purchase or redeem shares.  Additionally,  trading on
European and Asian stock exchanges and  over-the-counter  markets normally is completed before the close of The New
York Stock Exchange.

         Changes in the values of  securities  traded on foreign  exchanges  or markets as a result of events  that occur after the prices of those  securities are  determined,  but before the close of The New York Stock  Exchange, will not be reflected  in the Fund's  calculation  of its net asset  values that day unless the Manager  determines that the event is likely to effect a  material  change  in the value of the  security.  The  Manager  may make that determination, under procedures established by the Board.

         |_|  Securities  Valuation.  The Fund's Board of Trustees has established  procedures for the valuation of the Fund's securities. In general those procedures are as follows:
         |_|  Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
(1)      If last sale  information  is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2)      if last sale  information is not available on a valuation  date, they are valued at the last reported sale price  preceding the  valuation  date if it is within the spread of the closing "bid" and "asked"
                  prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.
         |_|  Equity  securities  traded  on a  foreign  securities  exchange  generally  are  valued in one of the following ways:
(1)      at the last sale price available to the pricing service approved by the Board of Trustees, or
(2)      at the last sale price  obtained by the  Manager  from the report of the  principal  exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)      at the mean  between  the "bid" and  "asked"  prices  obtained  from the  principal  exchange on which the security  is  traded  or, on the  basis of  reasonable  inquiry,  from two  market  makers in the security.
         |_|  Long-term debt  securities  having a remaining  maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices  determined by a portfolio  pricing service  approved by the Fund's Board of Trustees or obtained by the Manager from two active  market  makers in the  security on the basis of  reasonable inquiry.
         |_|  The following  securities are valued at the mean between the "bid" and "asked"  prices  determined by a pricing  service  approved by the Fund's  Board of Trustees  or  obtained by the Manager  from two active  market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt  instruments  that had a maturity of 397 days or less when  issued and have a  remaining  maturity of more than 60 days, and
(3)      non-money  market  debt  instruments  that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
         |_|  The following  securities are valued at cost,  adjusted for amortization of premiums and accretion of discounts:
(1)      money  market debt  securities  held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
         |_|  Securities  (including  restricted  securities) not having  readily-available  market  quotations are valued at fair  value  determined  under the  Board's  procedures.  If the  Manager  is unable to locate two market makers willing to give quotes,  a security may be priced at the mean between the "bid" and "asked" prices  provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S.  government  securities,  mortgage-backed  securities,  corporate  bonds  and  foreign government  securities,  when last sale  information  is not  generally  available,  the  Manager  may use  pricing services  approved by the Board of Trustees.  The pricing  service may use "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield and maturity.  Other special  factors may be involved (such as the tax-exempt  status of the interest paid by municipal  securities).  The Manager will monitor the accuracy of the pricing  services.  That monitoring may include  comparing prices used for portfolio  valuation to actual sales prices of selected securities.

         The closing prices in the London foreign  exchange  market on a particular  business day that are provided to the Manager by a bank,  dealer or pricing  service  that the Manager has  determined  to be reliable are used to value  foreign  currency,  including  forward  contracts,  and to  convert  to U.S.  dollars  securities  that  are denominated in foreign currency.

         Puts,  calls,  and futures are valued at the last sale price on the  principal  exchange on which they are traded or on Nasdaq,  as  applicable,  as determined by a pricing  service  approved by the Board of Trustees or by the  Manager.  If there  were no sales  that day,  they  shall be valued  at the last sale  price on the  preceding trading day if it is within the spread of the  closing  "bid" and "asked"  prices on the  principal  exchange or on
Nasdaq on the  valuation  date.  If not, the value shall be the closing bid price on the  principal  exchange or on
Nasdaq on the valuation  date.  If the put,  call or future is not traded on an exchange or on Nasdaq,  it shall be valued by the mean between  "bid" and "asked"  prices  obtained by the Manager from two active  market  makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund  writes an  option,  an amount  equal to the  premium  received  is  included  in the Fund's
Statement of Assets and Liabilities as an asset.  An equivalent  credit is included in the liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current  market value of the option.  In  determining  the
Fund's gain on  investments,  if a call or put written by the Fund is exercised,  the proceeds are increased by the premium received.  If a call or put written by the Fund expires,  the Fund has a gain in the amount of the premium.
If the Fund enters  into a closing  purchase  transaction,  it will have a gain or loss,  depending  on whether the premium received was more or less than the cost of the closing  transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the  underlying  investment is reduced by the amount of premium paid by the Fund.

         Information  on how to sell  shares  of the  Fund is  stated  in the  Prospectus.  The  information  below provides additional information about the procedures and conditions for redeeming shares.

How to Sell Shares

Reinvestment  Privilege.  Within  six  months  of a  redemption,  a  shareholder  may  reinvest  all or part of the redemption proceeds of:
         |_|  Class A shares  purchased  subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
         |_|  Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The  reinvestment  may be made without sales charge only in Class A shares of the Fund or any of the other
Oppenheimer  funds into which shares of the Fund are  exchangeable as described in "How to Exchange  Shares" below.
Reinvestment  will be at the net asset value next  computed  after the Transfer  Agent  receives  the  reinvestment order. The shareholder  must ask the Transfer Agent for that privilege at the time of reinvestment.  This privilege does not  apply to Class C,  Class N or Class Y  shares.  The  Fund  may  amend,  suspend  or cease  offering  this reinvestment  privilege  at any  time as to  shares  redeemed  after  the  date of such  amendment,  suspension  or cessation.

         Any capital gain that was realized when the shares were  redeemed is taxable,  and  reinvestment  will not alter any capital gains tax payable on that gain. If there has been a capital loss on the  redemption,  some or all of the loss may not be tax deductible,  depending on the timing and amount of the reinvestment.  Under the Internal
Revenue Code, if the  redemption  proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer  funds within 90 days of payment of the sales charge,  the  shareholder's basis in the shares of the Fund that were  redeemed  may not  include  the amount of the sales  charge  paid.  That would reduce the loss or increase the gain recognized from the redemption.  However,  in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind".  The Prospectus  states that payment for shares  tendered for redemption is ordinarily  made in cash.  However,  the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining  shareholders of the Fund to make payment of a redemption  order wholly or partly in cash. In that case,  the  Fund  may pay the  redemption  proceeds  in  whole or in part by a  distribution  "in  kind" of  liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the  Investment  Company Act. Under that rule, the
Fund is  obligated  to redeem  shares  solely in cash up to the lesser of  $250,000  or 1% of the net assets of the
Fund during any 90-day period for any one  shareholder.  If shares are redeemed in kind, the redeeming  shareholder might incur  brokerage or other costs in selling the securities for cash.  The Fund will value  securities  used to pay  redemptions  in kind using the same method the Fund uses to value its  portfolio  securities  described  above under  "Determination  of Net Asset Values Per Share." That  valuation  will be made as of the time the  redemption price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees has the right to cause the  involuntary  redemption  of the shares  held in any  account if the  aggregate  net asset  value of those  shares is less than $500 or such  lesser amount as the Board may fix.  The Board will not cause the  involuntary  redemption  of shares in an account if the aggregate  net asset  value of such  shares  has  fallen  below  the  stated  minimum  solely as a result of market fluctuations.  If the Board  exercises this right, it may also fix the  requirements  for any notice to be given to the  shareholders  in  question  (not less than 30 days).  The Board may  alternatively  set  requirements  for the shareholder  to  increase  the  investment,  or set other  terms and  conditions  so that the  shares  would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of  transfer to the name of another  person or entity.  It does not matter  whether the  transfer occurs by absolute assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares subject to a contingent  deferred sales charge are  transferred,  the  transferred shares will remain subject to the
contingent  deferred  sales  charge.  It will be  calculated  as if the  transferee  shareholder  had  acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares  held in an account  are  transferred,  and some but not all shares in the account would be subject to a  contingent  deferred  sales  charge if  redeemed  at the time of  transfer,  the  priorities described  in the  Prospectus  under  "How to Buy  Shares"  for the  imposition  of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Requests for distributions from  OppenheimerFunds-sponsored  IRAs,  403(b)(7)
custodial   plans,   401(k)   plans  or  pension  or   profit-sharing   plans  should  be  addressed  to  "Trustee,
OppenheimerFunds  Retirement  Plans," c/o the Transfer  Agent at its address  listed in "How To Sell Shares" in the
Prospectus or on the back cover of this Statement of Additional Information. The request must
(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed  persons) in  OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the Fund held in the name of the plan or its  fiduciary  may not directly  request  redemption of their accounts. The plan administrator or fiduciary must sign the request.

         Distributions  from  pension  and profit  sharing  plans are  subject to  special  requirements  under the
Internal  Revenue Code and certain  documents  (available  from the Transfer Agent) must be completed and submitted to the Transfer Agent before the  distribution  may be made.  Distributions  from  retirement  plans are subject to withholding  requirements  under the Internal  Revenue Code, and IRS Form W-4P  (available from the Transfer Agent)
must be submitted to the Transfer Agent with the distribution  request, or the distribution may be delayed.  Unless the shareholder has provided the Transfer Agent with a certified tax  identification  number,  the Internal Revenue
Code requires that tax be withheld from any distribution  even if the shareholder  elects not to have tax withheld.
The Fund,  the Manager,  the  Sub-Advisor,  the  Distributor,  and the Transfer Agent assume no  responsibility  to determine  whether a distribution  satisfies the conditions of applicable tax laws and will not be responsible  for any tax penalties assessed in connection with a distribution.

Special  Arrangements  for  Repurchase of Shares from Dealers and Brokers.  The  Distributor is the Fund's agent to repurchase  its  shares  from  authorized  dealers or brokers  on behalf of their  customers.  Shareholders  should contact their broker or dealer to arrange this type of redemption.  The repurchase  price per share will be the net asset value next computed after the Distributor  receives an order placed by the dealer or broker.  However, if the
Distributor  receives a repurchase  order from a dealer or broker after the close of The New York Stock Exchange on a regular  business  day,  it will be  processed  at that day's net asset  value if the order was  received  by the dealer or broker from its customers prior to the time the Exchange  closes.  Normally,  the Exchange closes at 4:00
P.M.,  but may do so earlier on some days.  Additionally,  the order must have been  transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily,  for accounts  redeemed by a broker-dealer  under this procedure,  payment will be made within three business days after the shares have been redeemed upon the Distributor's  receipt of the required  redemption documents  in  proper  form.  The  signature(s)  of the  registered  owners  on the  redemption  documents  must be guaranteed as described in the Prospectus.

Automatic  Withdrawal  and  Exchange  Plans.  Investors  owning  shares  of the Fund  valued  at $5,000 or more can authorize  the  Transfer  Agent to redeem  shares  (having a value of at least  $50)  automatically  on a  monthly, quarterly,  semi-annual or annual basis under an Automatic  Withdrawal Plan. Shares will be redeemed three business days prior to the date  requested by the  shareholder  for receipt of the payment.  Automatic  withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all  shareholders  of record.  Payments  must also be sent to the address of record for the  account  and the address  must not have been changed within the prior 30 days. Required minimum distributions from  OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

         Payments are normally made by check,  but  shareholders  having  AccountLink  privileges  (see "How To Buy
Shares") may arrange to have Automatic  Withdrawal Plan payments  transferred to the bank account designated on the
Account  Application  or by  signature-guaranteed  instructions  sent to the  Transfer  Agent.  Shares are normally redeemed  pursuant to an Automatic  Withdrawal  Plan three  business days before the payment  transmittal  date you select in the Account Application.  If a contingent deferred sales charge applies to the redemption,  the amount of the check or payment will be reduced accordingly.

         The Fund cannot  guarantee  receipt of a payment on the date  requested.  The Fund  reserves  the right to amend,  suspend or discontinue  offering these plans at any time without prior notice.  Because of the sales charge assessed on Class A share  purchases,  shareholders  should not make  regular  additional  Class A share  purchases while  participating  in an  Automatic  Withdrawal  Plan.  Class B,  Class C and Class N  shareholders  should  not establish  withdrawal plans,  because of the imposition of the contingent deferred sales charge on such withdrawals
(except  where the  contingent  deferred  sales charge is waived as  described  in Appendix B to this  Statement of
Additional Information.

         By  requesting  an  Automatic  Withdrawal  or  Exchange  Plan,  the  shareholder  agrees  to the terms and conditions  that apply to such plans,  as stated below.  These  provisions  may be amended from time to time by the
Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

         |X| Automatic  Exchange Plans.  Shareholders can authorize the Transfer Agent to exchange a pre-determined amount  of  shares  of the Fund for  shares  (of the same  class) of other  Oppenheimer  funds  automatically  on a monthly,  quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25.  Instructions should be provided on the  OppenheimerFunds  Application or signature-guaranteed  instructions.  Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange  Shares" in the  Prospectus and below in this Statement of Additional
Information.

         |X| Automatic  Withdrawal  Plans.  Fund shares will be redeemed as necessary to meet withdrawal  payments.
Shares  acquired  without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains  distributions will be redeemed next,  followed by shares acquired with a sales charge, to the extent necessary to make  withdrawal  payments.  Depending  upon the amount  withdrawn,  the  investor's  principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

         The  Transfer  Agent  will  administer  the  investor's   Automatic  Withdrawal  Plan  as  agent  for  the
shareholder(s)  (the  "Planholder") who executed the Plan  authorization and application  submitted to the Transfer
Agent.  Neither the Fund nor the Transfer  Agent shall incur any liability to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer  the Plan.  Share  certificates  will not be issued for shares of the Fund  purchased for and held under the Plan,  but the Transfer  Agent will credit all such shares to the account of the  Planholder on the records of the Fund.  Any share  certificates  held by a Planholder may be surrendered  unendorsed  to the Transfer  Agent with the Plan  application  so that the shares  represented  by the certificate may be held under the Plan.

         For accounts subject to Automatic  Withdrawal Plans,  distributions of capital gains must be reinvested in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make  withdrawal  payments at the net asset value per share  determined  on the redemption  date.  Checks or AccountLink  payments  representing  the proceeds of Plan withdrawals will normally be transmitted  three  business  days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of  disbursement  payments and the address to which checks are to be mailed or
AccountLink  payments  are to be sent may be changed  at any time by the  Planholder  by  writing  to the  Transfer
Agent.  The  Planholder  should allow at least two weeks' time after  mailing such  notification  for the requested change to be put in effect.  The  Planholder  may, at any time,  instruct the Transfer  Agent by written  notice to redeem all, or any part of, the shares held under the Plan.  That notice must be in proper form in accordance  with the  requirements  of the  then-current  Prospectus of the Fund. In that case,  the Transfer  Agent will redeem the number of shares  requested  at the net asset  value per share in effect and will mail a check for the  proceeds to the Planholder.

         The Planholder may terminate a Plan at any time by writing to the Transfer  Agent.  The Fund may also give directions  to the Transfer  Agent to  terminate a Plan.  The  Transfer  Agent will also  terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally  incapacitated.  Upon termination of a Plan by the Transfer  Agent or the Fund,  shares that have not been  redeemed  will be held in  uncertificated form in the name of the Planholder.  The account will continue as a  dividend-reinvestment,  uncertificated account unless and until  proper  instructions  are received  from the  Planholder,  his or her  executor or  guardian,  or another authorized person.

         To use shares held under the Plan as  collateral  for a debt,  the  Planholder  may request  issuance of a portion of the shares in  certificated  form.  Upon written  request from the  Planholder,  the Transfer Agent will determine the number of shares for which a  certificate  may be issued  without  causing the  withdrawal  checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the  Planholder  will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

         As stated in the  Prospectus,  shares of a  particular  class of  Oppenheimer  funds  having more than one class of  shares  may be  exchanged  only for  shares  of the same  class of other  Oppenheimer  funds.  Shares  of
Oppenheimer  funds  that have a single  class  without a class  designation  are  deemed  "Class A" shares for this purpose.  You can obtain a current  list  showing  which funds offer which  classes by calling the  Distributor  at
1.800.525.7048.
o        All of the  Oppenheimer  funds  currently  offer Class A, B and C shares except  Oppenheimer  Money Market
     Fund,  Inc.,  Centennial  Money Market  Trust,  Centennial  Tax Exempt  Trust,  Centennial  Government  Trust,
     Centennial New York Tax Exempt Trust,  Centennial  California Tax Exempt Trust,  and Centennial  America Fund,
     L.P., which only offer Class A shares.
o        Class B,  Class C and  Class N shares  of  Oppenheimer  Cash  Reserves  are  generally  available  only by exchange  from the same  class of  shares of other  Oppenheimer  funds or  through  OppenheimerFunds-sponsored
     401(k) plans.
o        Only certain  Oppenheimer  funds currently offer Class Y shares.  Class Y shares of Oppenheimer Real Asset
     Fund may not be exchanged for shares of any other fund.
o        Only certain  Oppenheimer  funds  currently  offer Class N shares,  which are only  offered to  retirement plans as  described  in the  Prospectus.  Class N shares  can be  exchanged  only for  Class N shares of other
     Oppenheimer funds.
o        Class M shares of  Oppenheimer  Convertible  Securities  Fund may be exchanged  only for Class A shares of other  Oppenheimer  funds.  They  may not be  acquired  by  exchange  of  shares  of any  class  of any  other
     Oppenheimer  funds  except  Class A shares of  Oppenheimer  Money  Market Fund or  Oppenheimer  Cash  Reserves
     acquired by exchange of Class M shares.
o        Class A shares of Senior  Floating  Rate Fund are not  available  by  exchange  of Class A shares of other
     Oppenheimer  funds.  Class A shares of Senior  Floating  Rate Fund that are  exchanged for shares of the other
     Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.
o        Class X shares of Limited Term New York  Municipal  Fund can be exchanged only for Class B shares of other
     Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of  Oppenheimer  Capital  Preservation  Fund may not be exchanged for shares of  Oppenheimer  Money
     Market Fund, Inc.,  Oppenheimer Cash Reserves or Oppenheimer  Limited-Term  Government Fund. Only participants in certain  retirement  plans may purchase  shares of Oppenheimer  Capital  Preservation  Fund, and only those participants may exchange shares of other  Oppenheimer  funds for shares of Oppenheimer  Capital  Preservation
     Fund.
o        Class A shares of  Oppenheimer  Senior  Floating  Rate Fund are not  available  by  exchange  of shares of
     Oppenheimer  Money  Market  Fund or Class A shares  of  Oppenheimer  Cash  Reserves.  If any Class A shares of another  Oppenheimer  fund that are exchanged for Class A shares of Oppenheimer  Senior Floating Rate Fund are subject  to the  Class A  contingent  deferred  sales  charge  of the  other  Oppenheimer  fund at the time of exchange,  the holding  period for that Class A contingent  deferred sales charge will carry over to the Class
     A shares  of  Oppenheimer  Senior  Floating  Rate  Fund  acquired  in the  exchange.  The  Class A  shares  of
     Oppenheimer  Senior  Floating  Rate  Fund  acquired  in that  exchange  will be  subject  to the Class A Early
     Withdrawal  Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.
o        Class A, Class B, Class C and Class Y Shares of Oppenheimer  Select  Managers  Mercury  Advisors S&P Index
     Fund and Oppenheimer  Select  Managers QM Active Balanced Fund are only available to retirement  plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

      Class A shares of  Oppenheimer  funds may be exchanged at net asset value for shares of any money market fund offered by the  Distributor.  Shares of any money  market fund  purchased  without a sales  charge may be exchanged for shares of  Oppenheimer  funds  offered with a sales charge upon payment of the sales  charge.  They may also be used to purchase shares of Oppenheimer  funds subject to an early  withdrawal  charge or contingent  deferred sales charge.

         Shares of Oppenheimer  Money Market Fund, Inc.  purchased with the redemption  proceeds of shares of other mutual funds (other than funds  managed by the Manager or its  subsidiaries)  redeemed  within the 30 days prior to that  purchase may  subsequently  be exchanged  for shares of other  Oppenheimer  funds without being subject to an initial  sales charge or  contingent  deferred  sales charge.  To qualify for that  privilege,  the investor or the investor's  dealer  must  notify  the  Distributor  of  eligibility  for this  privilege  at the time the shares of
Oppenheimer  Money Market Fund,  Inc. are  purchased.  If requested,  they must supply proof of entitlement to this privilege.

         Shares  of the Fund  acquired  by  reinvestment  of  dividends  or  distributions  from  any of the  other
Oppenheimer  funds or from any unit investment trust for which  reinvestment  arrangements  have been made with the
Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend,  suspend or  terminate  the  exchange  privilege  at any time.  Although  the Fund may impose these changes at any time,  it will provide you with notice of those  changes  whenever it is required to do so by  applicable  law. It may be required to provide 60 days notice prior to  materially  amending or  terminating the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.

         |_|  How Exchanges  Affect  Contingent  Deferred  Sales  Charges.  No contingent  deferred sales charge is imposed on exchanges of shares of any class  purchased  subject to a contingent  deferred  sales  charge.  However, when Class A shares  acquired by  exchange  of Class A shares of other  Oppenheimer  funds  purchased  subject to a
Class A contingent  deferred  sales charge are  redeemed  within 18 months of the end of the calendar  month of the initial  purchase of the exchanged Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed  shares.  The Class B contingent  deferred sales charge is imposed on Class B shares  acquired by exchange if they are  redeemed  within 6 years  of the  initial  purchase  of the  exchanged  Class B  shares.  The  Class C contingent  deferred sales charge is imposed on Class C shares  acquired by exchange if they are redeemed within 12 months of the initial  purchase of the exchanged  Class C shares.  With respect to Class N shares,  a 1% contingent deferred  sales charge will be imposed if the  retirement  plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all  Oppenheimer  funds are terminated as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's first  purchase of Class N shares of any  Oppenheimer  fund or with respect to an  individual  retirement  plan or 403(b)  plan,  Class N shares are  redeemed  within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         When Class B or Class C shares are redeemed to effect an  exchange,  the  priorities  described in "How To
Buy Shares" in the  Prospectus  for the  imposition of the Class B or the Class C contingent  deferred sales charge will be  followed  in  determining  the  order in  which  the  shares  are  exchanged.  Before  exchanging  shares, shareholders  should take into account how the exchange may affect any contingent  deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         If Class B shares of any  Oppenheimer  fund are exchanged for Class B shares of  Oppenheimer  Limited-Term
Government Fund or Limited-Term  New York Municipal Fund and are subsequently  redeemed from those two funds,  they will be subject to the  contingent  deferred  sales charge of the  Oppenheimer  fund from which they were exchanged
(which will be at a higher rate).  They will not be subject to the contingent  deferred sales charge of Oppenheimer
Limited-Term Government Fund or Limited-Term New York Municipal Fund.
         Shareholders  owning  shares  of more than one  class  must  specify  which  class of shares  they wish to exchange.

         |_|  Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone  or written exchange  requests  submitted  in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for  exchanges  of up to 50 accounts  per day from  representatives  of  authorized  dealers  that qualify for this privilege.

         |_|  Telephone  Exchange  Requests.  When  exchanging  shares by  telephone,  a  shareholder  must have an existing  account  in the fund to which  the  exchange  is to be  made.  Otherwise,  the  investors  must  obtain a
Prospectus of that fund before the exchange request may be submitted.  For full or partial  exchanges of an account made by telephone,  any special account  features such as Asset Builder Plans and Automatic  Withdrawal  Plans will be switched to the new account unless the Transfer Agent is instructed  otherwise.  If all telephone lines are busy
(which might occur, for example,  during periods of substantial  market  fluctuations),  shareholders  might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |_|  Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the
Transfer Agent receives an exchange request in proper form (the "Redemption  Date").  Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date,  but such purchases may be delayed by either fund up to five business  days if it  determines  that it  would  be  disadvantaged  by an  immediate  transfer  of the  redemption proceeds.  The Fund reserves the right, in its  discretion,  to refuse any exchange  request that may  disadvantage
it. For example,  if the receipt of multiple  exchange  requests  from a dealer might  require the  disposition  of portfolio  securities at a time or at a price that might be  disadvantageous  to the Fund,  the Fund may refuse the request.

         In  connection  with any  exchange  request,  the number of shares  exchanged  may be less than the number requested if the exchange or the number  requested  would  include  shares  subject to a  restriction  cited in the
Prospectus or this Statement of Additional  Information,  or would include  shares  covered by a share  certificate that is not tendered with the request.  In those cases, only the shares available for exchange without  restriction will be exchanged.

         The different  Oppenheimer  funds available for exchange have different  investment  objectives,  policies and risks. A shareholder  should assure that the fund selected is appropriate  for his or her investment and should be aware of the tax  consequences  of an exchange.  For federal  income tax purposes,  an exchange  transaction  is treated  as a  redemption  of shares of one fund and a purchase  of shares of  another.  "Reinvestment  Privilege,"
above,  discusses some of the tax consequences of reinvestment of redemption  proceeds in such cases. The Fund, the
Distributor,  and the Transfer  Agent are unable to provide  investment,  tax or legal advice to a  shareholder  in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and  Distributions.  The Fund has no fixed  dividend rate and there can be no assurance as to the payment of any dividends or the  realization  of any capital  gains.  The dividends  and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the composition of the Fund's  portfolio,  and expenses  borne by the Fund or borne  separately by a class.  Dividends are  calculated in the same manner,  at the same  time,  and on the same day for each  class of  shares.  However,  dividends  on Class B,  Class C and Class N shares are  expected  to be lower than  dividends  on Class A and Class Y shares.  That is because of the effect of the  asset-based  sales charge on Class B, Class C and Class N shares.  Those  dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends,  distributions and proceeds of the redemption of Fund shares  represented by checks returned to the Transfer Agent by the Postal Service as  undeliverable  will be invested in shares of Oppenheimer  Money Market
Fund,  Inc.  Reinvestment  will be made as  promptly as  possible  after the return of such checks to the  Transfer
Agent,  to enable the  investor to earn a return on  otherwise  idle funds.  Unclaimed  accounts  may be subject to state  escheatment  laws,  and the  Fund and the  Transfer  Agent  will  not be  liable  to  shareholders  or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's  Dividends  and  Distributions.  The Federal tax  treatment  of the Fund's  dividends  and capital gains distributions is briefly highlighted in the Prospectus.

         Special  provisions of the Internal  Revenue Code govern the  eligibility of the Fund's  dividends for the dividends-received  deduction for corporate  shareholders.  Long-term capital gains  distributions are not eligible for the  deduction.  The amount of dividends  paid by the Fund that may qualify for the deduction is limited to the aggregate  amount of qualifying  dividends that the Fund derives from portfolio  investments that the Fund has held for a minimum  period,  usually  46 days.  A  corporate  shareholder  will not be  eligible  for the  deduction  on dividends  paid on Fund shares held for 45 days or less. To the extent the Fund's  dividends are derived from gross income from option  premiums,  interest  income or short-term  gains from the sale of securities or dividends  from foreign corporations, those dividends will not qualify for the deduction.

         Under the Internal  Revenue Code, by December 31 each year,  the Fund must  distribute  98% of its taxable investment  income earned from January 1 through  December 31 of that year and 98% of its capital gains realized in the period from  November 1 of the prior year  through  October 31 of the current  year.  If it does not,  the Fund must pay an excise tax on the amounts not  distributed.  It is presently  anticipated that the Fund will meet those requirements.  However,  the Board of Trustees and the Manager might  determine in a particular  year that it would be in the best interests of  shareholders  for the Fund not to make such  distributions  at the required levels and to pay the excise  tax on the  undistributed  amounts.  That  would  reduce  the amount of income or capital  gains available for distribution to shareholders.

         The Fund  intends  to  qualify  as a  "regulated  investment  company"  under the  Internal  Revenue  Code
(although it reserves the right not to qualify).  That qualification  enables the Fund to "pass through" its income and realized  capital gains to  shareholders  without  having to pay tax on them.  This avoids a double tax on that income and capital  gains,  since  shareholders  normally  will be taxed on the  dividends  and capital  gains they receive from the Fund (unless the Fund's shares are held in a retirement  account or the  shareholder  is otherwise exempt from tax). If the Fund qualifies as a "regulated  investment  company"  under the Internal  Revenue Code, it will not be liable for Federal  income  taxes on amounts paid by it as dividends  and  distributions.  The Internal
Revenue Code  contains a number of complex  tests  relating to  qualification  which the Fund might not meet in any particular  year. If it did not so qualify,  the Fund would be treated for tax purposes as an ordinary  corporation and receive no tax deduction for payments made to shareholders.

         If prior  distributions  made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's  investment  policies,  they will be  identified as such in notices sent to shareholders.

Dividend  Reinvestment  in Another  Fund.  Shareholders  of the Fund may elect to  reinvest  all  dividends  and/or capital  gains  distributions  in shares of the same  class of any of the other  Oppenheimer  funds  listed  above.
Reinvestment  will be made  without  sales  charge  at the net  asset  value  per  share in  effect at the close of business on the payable date of the dividend or  distribution.  To elect this option,  the shareholder  must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder  first must obtain a prospectus for that fund and an application  from the Distributor to establish an account.  Dividends and/or  distributions from shares of certain other Oppenheimer funds (other than Oppenheimer
Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers,  brokers and other financial institutions that have a sales  agreement  with  OppenheimerFunds  Distributor,  Inc., a  subsidiary  of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is  sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services,  the Fund's  Transfer  Agent, is a division of the Manager.  It is responsible for maintaining the Fund's  shareholder  registry and shareholder  accounting  records,  and for paying dividends and distributions to shareholders.  It also handles shareholder  servicing and administrative  functions.
It serves as the Transfer  Agent for an annual per account  fee. It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian.  The Bank of New York is the custodian of the Fund's assets.  The custodian bank's  responsibilities include  safeguarding and controlling the Fund's portfolio  securities and handling the delivery of such securities to and  from  the  Fund.  It  will be the  practice  of the  Fund  to deal  with  the  custodian  bank in a  manner uninfluenced  by any banking  relationship  the custodian  bank may have with the Manager and its  affiliates.  The
Fund's cash  balances  with the  custodian in excess of $100,000 are not  protected by Federal  deposit  insurance.
Those uninsured balances at times may be substantial.

Independent  Auditors.  KPMG LLP is the  independent  auditor of the Fund.  The firm  audits  the Fund's  financial statements  and  performs  other  related  audit  services.  KPMG LLP also acts as auditor for certain  other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of Oppenheimer Trinity Value Fund:

We have audited the accompanying statement of assets and liabilities,  including the statement of investments,  of Oppenheimer  Trinity Value Fund as of July 31,
2000,  and the related  statement  of  operations,  statement  of changes in net
assets  and  financial   highlights  for  the  period  from  September  1,  1999
(commencement  of operations) to July 31, 2000.  These financial  statements and financial  highlights  are the  responsibility  of the  Fund's  management.  Our responsibility  is to  express  an opinion  on these  financial  statements  and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards  generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by  correspondence  with the custodian and brokers;  where  replies  were not received  from  brokers,  we performed  other auditing procedures.  An audit also includes assessing the accounting principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above  present  fairly,  in all material  respects,  the  financial  position of
Oppenheimer  Trinity  Value  Fund as of July 31,  2000,  and the  results of its operations,  the  changes  in its net assets and  financial  highlights  for the period from September 1, 1999  (commencement of operations) to July 31, 2000, in conformity with accounting principles generally accepted in the United States of
America.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado
August  21, 2000

-------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                           July 31, 2000

                                                                                                       MARKET
VALUE
                                                                                            SHARES     SEE NOTE 1

-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.4%
-------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 3.4%
-------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 2.4%
-------------------------------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                                            2,900      $
83,375
-------------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.                                                               900
40,781

----------------

124,156
-------------------------------------------------------------------------------------------------------------------------
PAPER - 1.0%
-------------------------------------------------------------------------------------------------------------------------
Westvaco Corp.                                                                              1,900
52,131
-------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 8.0%
-------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.1%
-------------------------------------------------------------------------------------------------------------------------
TRW, Inc.                                                                                   1,300
58,419
-------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.8%
-------------------------------------------------------------------------------------------------------------------------
Rockwell International Corp.                                                                1,200
42,075
-------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 6.1%
-------------------------------------------------------------------------------------------------------------------------
Bemis Co., Inc.                                                                               800
27,500
-------------------------------------------------------------------------------------------------------------------------
Crane Co.                                                                                   1,400
30,800
-------------------------------------------------------------------------------------------------------------------------
Danaher Corp.                                                                                 300
15,281
-------------------------------------------------------------------------------------------------------------------------
Deere & Co.                                                                                 1,700
65,556
-------------------------------------------------------------------------------------------------------------------------
Parker-Hannifin Corp.
200                  7,112
-------------------------------------------------------------------------------------------------------------------------
Tektronix, Inc.                                                                               300
18,450
-------------------------------------------------------------------------------------------------------------------------
Temple-Inland, Inc.                                                                         1,000
43,437
-------------------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                                     1,500
80,250
-------------------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                                     600
35,025

----------------

323,411
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES - 9.3%
-------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE - 5.5%
-------------------------------------------------------------------------------------------------------------------------
AT&T Corp.                                                                                  2,900
89,719
-------------------------------------------------------------------------------------------------------------------------
Sprint Corp. (Fon Group)                                                                    3,200
114,000
-------------------------------------------------------------------------------------------------------------------------
Verizon Communications                                                                      1,600
75,200
-------------------------------------------------------------------------------------------------------------------------
WorldCom, Inc.                                                      (1)                       300
11,719

----------------

290,638
-------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 3.8%
-------------------------------------------------------------------------------------------------------------------------
BellSouth Corp.                                                                             1,900
75,644
-------------------------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                                                    3,000
127,687

----------------

203,331
-------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 9.2%
-------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 5.0%
-------------------------------------------------------------------------------------------------------------------------
Ford Motor Co.                                                                              1,100
51,219
-------------------------------------------------------------------------------------------------------------------------
Fortune Brands, Inc.                                                                        2,400
54,000
-------------------------------------------------------------------------------------------------------------------------
General Motors Corp.                                                                        1,200
68,325
-------------------------------------------------------------------------------------------------------------------------
Whirlpool Corp.                                                                             2,100
90,694

----------------

264,238
-------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.1%
-------------------------------------------------------------------------------------------------------------------------
Marriott International, Inc., Cl. A                                                         1,500
60,000
-------------------------------------------------------------------------------------------------------------------------
MEDIA - 0.5%
-------------------------------------------------------------------------------------------------------------------------
Meredith Corp.                                                                                800
25,450

9 Oppenheimer Trinity Value Fund

-------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                           Continued

                                                                                                       MARKET
VALUE
                                                                                            SHARES     SEE NOTE 1

-------------------------------------------------------------------------------------------------------------------------
Retail:  General - 1.2%
-------------------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co.                                                                         2,100      $
62,737
-------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 1.4%
-------------------------------------------------------------------------------------------------------------------------
Target Corp.                                                                                2,600
75,400
-------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES - 5.0%
-------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT - 0.7%
-------------------------------------------------------------------------------------------------------------------------
McDonald's Corp.                                                                            1,200
37,800
-------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS - 1.0%
-------------------------------------------------------------------------------------------------------------------------
CVS Corp.                                                                                   1,400
55,212
-------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 3.3%
-------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                                        1,000
57,437
-------------------------------------------------------------------------------------------------------------------------
Procter & Gamble Co.                                                                        2,100
119,437

----------------

176,874
-------------------------------------------------------------------------------------------------------------------------
ENERGY - 11.4%
-------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 1.1%
-------------------------------------------------------------------------------------------------------------------------
Halliburton Co.                                                                               500
23,062
-------------------------------------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                                             300
22,181
-------------------------------------------------------------------------------------------------------------------------
Transocean Sedco Forex, Inc.                                                                  300
14,850

----------------

60,093
-------------------------------------------------------------------------------------------------------------------------
OIL:  DOMESTIC - 8.6%
-------------------------------------------------------------------------------------------------------------------------
Apache Corp.
200                  9,950
-------------------------------------------------------------------------------------------------------------------------
Burlington Resources, Inc.                                                                  1,200
39,150
-------------------------------------------------------------------------------------------------------------------------
Chevron Corp.                                                                                 800
63,200
-------------------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                           3,300
264,000
-------------------------------------------------------------------------------------------------------------------------
Kerr-McGee Corp.                                                                              200
10,975
-------------------------------------------------------------------------------------------------------------------------
ONEOK, Inc.                                                                                   600
16,012
-------------------------------------------------------------------------------------------------------------------------
Texaco, Inc.                                                                                1,000
49,437

----------------

452,724
-------------------------------------------------------------------------------------------------------------------------
OIL:  INTERNATIONAL - 1.7%
-------------------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                                                        1,500
87,375
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 29.0%
-------------------------------------------------------------------------------------------------------------------------
BANKS - 15.4%
-------------------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                                       1,500
71,062
-------------------------------------------------------------------------------------------------------------------------
BB&T Corp.                                                                                  4,200
104,737
-------------------------------------------------------------------------------------------------------------------------
Firstar Corp.                                                                               2,400
47,400
-------------------------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                                                                     1,000
133,500
-------------------------------------------------------------------------------------------------------------------------
Northern Trust Corp.                                                                        1,400
104,825
-------------------------------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                                                        2,400
114,900
-------------------------------------------------------------------------------------------------------------------------
U.S. Bancorp                                                                                3,700
70,994
-------------------------------------------------------------------------------------------------------------------------
Wells Fargo Co.                                                                             4,000
165,250

----------------

812,668
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 11.6%
-------------------------------------------------------------------------------------------------------------------------
American Express Co.                                                                        2,100
119,044
-------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                             4,200
296,362
-------------------------------------------------------------------------------------------------------------------------
Fannie Mae                                                                                  2,700
134,663
-------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                                 1,100
43,381
-------------------------------------------------------------------------------------------------------------------------
Synovus Financial Corp.                                                                     1,000
18,000

----------------

611,450

10 Oppenheimer Trinity Value Fund

-------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                           Continued

                                                                                                       MARKET
VALUE
                                                                                            SHARES     SEE NOTE 1

-------------------------------------------------------------------------------------------------------------------------
Insurance - 2.0%
-------------------------------------------------------------------------------------------------------------------------
American International Group, Inc.                                                            900      $
78,919
-------------------------------------------------------------------------------------------------------------------------
Torchmark Corp.                                                                             1,100
27,363

----------------

106,282
-------------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 3.5%
-------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 2.2%
-------------------------------------------------------------------------------------------------------------------------
Pharmacia Corp.                                                                             1,038
56,831
-------------------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                                                      700
57,269

----------------

114,100
-------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 1.3%
-------------------------------------------------------------------------------------------------------------------------
Biomet, Inc.                                                                                  500
22,375
-------------------------------------------------------------------------------------------------------------------------
HEALTHSOUTH Corp.                                                   (1)                     3,500
20,781
-------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.                                                                        900
27,394

----------------

70,550
-------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 9.7%
-------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 5.6%
-------------------------------------------------------------------------------------------------------------------------
Apple Computer, Inc.                                                (1)                     1,100
55,894
-------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                                       3,800
106,638
-------------------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                           700
76,431
-------------------------------------------------------------------------------------------------------------------------
Pitney Bowes, Inc.                                                                          1,700
58,863

----------------

297,826
-------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 3.1%
-------------------------------------------------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                                        (1)                       900
64,744
-------------------------------------------------------------------------------------------------------------------------
Molex, Inc.                                                                                   900
42,342
-------------------------------------------------------------------------------------------------------------------------
Motorola, Inc.                                                                                900
29,756
-------------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.                                              (1)                       500
26,969

----------------

163,811
-------------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY - 1.0%
-------------------------------------------------------------------------------------------------------------------------
Eastman Kodak Co.                                                                             900
49,388
-------------------------------------------------------------------------------------------------------------------------
Xerox Corp.
300                  4,463

----------------

53,851
-------------------------------------------------------------------------------------------------------------------------
UTILITIES - 7.9%
-------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.1%
-------------------------------------------------------------------------------------------------------------------------
AES Corp. (The)                                                     (1)                     1,400
74,813
-------------------------------------------------------------------------------------------------------------------------
Duke Energy Corp.                                                                           1,400
86,363

----------------

161,176
-------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 4.8%
-------------------------------------------------------------------------------------------------------------------------
El Paso Energy Corp.
200                  9,675
-------------------------------------------------------------------------------------------------------------------------
Enron Corp.                                                                                 2,100
154,613
-------------------------------------------------------------------------------------------------------------------------
Sempra Energy                                                                               4,900
91,875

----------------

256,163

----------------
Total Common Stocks (Cost $5,082,045)
5,099,941

11 Oppenheimer Trinity Value Fund

-------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                           Continued

                                                                                        PRINCIPAL
MARKET VALUE
                                                                                        AMOUNT                SEE
NOTE 1

-------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements - 5.0%
-------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets,  Inc.,
6.53%, dated 7/31/00, to be repurchased at $265,048 on
8/1/00, collateralized by U.S. Treasury Nts., 4.25%-7.875%,
8/31/00--8/15/09, with a value of $193,589 and U.S. Treasury
Bonds, 5.25%--14%, 8/15/03--11/15/28, with a value of
$77,326 (Cost $265,000)                                                                 $ 265,000             $
265,000

-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $5,347,045)                                               101.4%
5,364,941
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES IN EXCESS OF OTHER ASSETS                                                        (1.4)
(71,941)
                                                                                   ---------------
-----------

NET ASSETS                                                                                  100.0%
$5,293,000
                                                                                   ===============
===========

1.  Non-income-producing security.

See accompanying Notes to Financial Statements.

12 Oppenheimer Trinity Value Fund

-------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                                                 July 31, 2000

-------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $5,347,045) - see accompanying
statement                                                $5,364,941
-------------------------------------------------------------------------------------------------------------------------------
Cash
1,343
-------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest
sold                                                                                      20,884
Interest
4,168
Investments
sold                                                                                                         3,869
Other

-----------------
Total
assets
5,395,209

-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES Payables and other liabilities:
Investments
purchased                                                                                                   73,491
Shares of beneficial interest
redeemed                                                                                  19,672
Distribution and service plan
fees                                                                                       2,389
Shareholder
reports                                                                                                      1,775
Transfer and shareholder servicing agent
fees                                                                              171
Trustees'
compensation

Other
4,616

-----------------
Total
liabilities
102,209

-------------------------------------------------------------------------------------------------------------------------------
NET
ASSETS
$5,293,000

=================
-------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in
capital
$5,330,493
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
income                                                                                      5,131
-------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment
transactions                                                               (60,520)
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on
investments                                                                              17,896

-----------------
Net
assets
$5,293,000

=================

13 Oppenheimer Trinity Value Fund

-------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                                                 Continued

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:

Net asset value and redemption price per share (based on net assets of
$3,797,560 and 398,732 shares of beneficial interest
outstanding)                                                        $9.52
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering
price)                                                                                             $10.10

-------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $643,078 and 68,050 shares of beneficial interest
outstanding)                                                                    $9.45

-------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $851,409 and 88,928 shares of beneficial interest
outstanding)                                                                    $9.57

-------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $953 and 100 shares of beneficial interest
outstanding)                                                    $9.53

See accompanying Notes to Financial Statements.

14 Oppenheimer Trinity Value Fund

-------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                             For the Period from September
1, 1999
                                                                                    (commencement of operations)
to July 31, 2000

-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Dividends
$51,860
-------------------------------------------------------------------------------------------------------------------------------
Interest
8,116

-----------------
Total
income
59,976

-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management
fees
22,550
-------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class
A
2,769
Class
B
2,132
Class
C
2,359
-------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class
A
1,660
Class
B
184
Class
C
210
Class
Y
--
-------------------------------------------------------------------------------------------------------------------------------
Shareholder
reports                                                                                                      8,989
-------------------------------------------------------------------------------------------------------------------------------
Registration and filing
fees                                                                                             4,040
-------------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional
fees                                                                              1,727
-------------------------------------------------------------------------------------------------------------------------------
Custodian fees and
expenses                                                                                              1,655
-------------------------------------------------------------------------------------------------------------------------------
Insurance
expense
1,264
-------------------------------------------------------------------------------------------------------------------------------
Trustees'
compensation

-------------------------------------------------------------------------------------------------------------------------------
Other

-----------------
Total
expenses
49,858
Less expenses paid
indirectly                                                                                           (1,654)

-----------------
Net
expenses
48,204

-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT
INCOME                                                                                                   11,772

-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on
investments                                                                                       (60,520)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on
investments                                                                    17,896

-----------------
Net realized and unrealized
loss                                                                                       (42,624)

--------------------------------------------------------------------------------------------------------------=================
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                                  ($30,852)

=================

See accompanying Notes to Financial Statements.

15 Oppenheimer Trinity Value Fund

-------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

PERIOD ENDED

JULY 31, 2000(1)
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment
income                                                                                               $   11,772
-------------------------------------------------------------------------------------------------------------------------------

Net realized
loss                                                                                                      (60,520)
-------------------------------------------------------------------------------------------------------------------------------

Net change in unrealized
appreciation                                                                                   17,896

-----------------
Net decrease in net assets resulting from
operations                                                                   (30,852)

-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS  AND/OR  DISTRIBUTIONS  TO SHAREHOLDERS
Dividends from net investment
income:
Class
A
(7,408)
Class
B
(185)
Class
C
(1)
Class
Y
(4)

-------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL  INTEREST  TRANSACTIONS
Net  increase in net assets  resulting  from
beneficial interest transactions:
Class
A
3,769,200
Class
B
630,688
Class
C
828,562
Class
Y
--

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total
increase
5,190,000

-------------------------------------------------------------------------------------------------------------------------------
Beginning of
period                                                                                                    103,000
(2)

-----------------
End of period (including undistributed net investment
income of $5,131 for the period ended July 31,
2000)                                                                $5,293,000

=================

1. For the period from  September 1, 1999  (commencement  of operations) to July
31, 2000.
2. Reflects the value of the Manager's  initial seed money  investment at
August 18, 1999.

See accompanying Notes to Financial Statements.

16 Oppenheimer Trinity Value Fund

FINANCIAL HIGHLIGHTS
                                                 CLASS A               CLASS B              CLASS C
CLASS Y
                                                 ------------------    -----------------    -----------------
-----------------

                                                 PERIOD ENDED          PERIOD ENDED         PERIOD ENDED
PERIOD ENDED
                                                 JULY 31, 2000(1)      JULY 31, 2000(1)     JULY 31, 2000(1)
JULY 31, 2000(1)
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                        $10.00               $10.00
$10.00                $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                   .05                  .01
(.02)                  .07
Net realized and unrealized loss                              (.50)                (.53)
(.41)                 (.50)
                                                 ------------------    -----------------    -----------------
-----------------
Total loss from investment operations                         (.45)                (.52)
(.43)                 (.43)

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.03)                (.03)                  --
(2)              (.04)

-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $9.52                $9.45
$9.57                 $9.53
                                                 ==================    =================    =================
=================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                          (4.50)%              (5.18)%
(4.27)%               (4.33)%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $3,798                 $643
$851                    $1
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $2,802                 $235
$260                    $1
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income (loss)                                 0.52%               (0.36)%
(0.36)%                0.62%
Expenses                                                     1.53%                2.41%
2.41%                 1.42%
Expenses, net of indirect expenses                           1.47%                2.35%
2.35%                 1.37%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       285%                 285%
285%                  285%

1. For the period from  September 1, 1999  (commencement  of operations) to July
31, 2000.
2. Less than $0.005.
3. Assumes a $1,000  hypothetical  initial investment on the business day before the first day of the fiscal period (or  commencement  of  operations),  with all dividends and distributions  reinvested in additional shares on the reinvestment date, and redemption at the net asset value  calculated on the last business day of the fiscal  period.  Sales  charges are not  reflected in the total  returns.
Total  returns are not  annualized  for  periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

17 Oppenheimer Trinity Value Fund

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer  Trinity  Value Fund (the Fund) is registered  under the  Investment
Company Act of 1940, as amended, as an open-end  management  investment company.
The Fund's  investment  objective is to seek  long-term  growth of capital.  The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales  charge.  Class B and Class C shares are sold  without a  front-end  sales charge but may be subject to a contingent deferred sales charge (CDSC).  Class Y shares are sold to certain  institutional  investors  without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets  and  voting  privileges,  except  that each  class has its own  expenses directly  attributable to that class and exclusive voting rights with respect to matters  affecting  that class.  Classes A, B and C have  separate  distribution and/or service plans. No such plan has been adopted for Class Y shares.  Class B shares will automatically  convert to Class A shares six years after the date of purchase.  The  following  is  a  summary  of  significant  accounting  policies consistently followed by the Fund.

SECURITIES  VALUATION Securities listed or traded on National Stock Exchanges or other  domestic or foreign  exchanges are valued based on the last sale price of the security  traded on that  exchange  prior to the time when the Fund's assets are valued.  In the absence of a sale,  the  security is valued at the last sale price on the prior  trading  day,  if it is within the spread of the closing bid and asked prices,  and if not, at the closing bid price.  Securities  (including restricted securities) for which quotations are not readily available are valued
primarily  using  dealer-supplied   valuations,   a  portfolio  pricing  service
authorized  by the Board of  Trustees,  or at their  fair  value.  Fair value is determined  in good  faith  under  consistently  applied  procedures  under  the supervision  of the Board of  Trustees.  Short-term  "money  market  type"  debt securities  with  remaining  maturities  of  sixty  days or less are  valued  at amortized cost (which approximates market value).

REPURCHASE  AGREEMENTS  The Fund requires the custodian to take  possession,  to have  legally  segregated  in the Federal  Reserve  Book Entry System or to have segregated  within the custodian's  vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of  purchase.  If the seller of the agreement  defaults and the value of the collateral  declines,  or if the seller  enters  an  insolvency  proceeding,  realization  of  the  value  of the collateral by the Fund may be delayed or limited.

ALLOCATION OF INCOME,  EXPENSES,  GAINS AND LOSSES Income,  expenses (other than those attributable to a specific class), gains and losses are allocated daily to each  class  of  shares  based  upon  the  relative  proportion  of  net  assets represented  by  such  class.  Operating  expenses  directly  attributable  to a specific class are charged against the operations of that class.

FEDERAL  TAXES The Fund  intends to continue to comply  with  provisions  of the
Internal  Revenue Code  applicable  to  regulated  investment  companies  and to distribute  all of its  taxable  income,  including  any  net  realized  gain on investments  not  offset by loss  carryovers,  to  shareholders.  Therefore,  no federal  income or excise tax  provision is required.  As of July 31, 2000,  the
Fund had  available  for  federal  income tax  purposes an unused  capital  loss carryover as follows:

     EXPIRING
--------------
         2008     $60,520

TRUSTEES'  COMPENSATION The Fund has adopted an unfunded retirement plan for the
Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.

The Board of Trustees has adopted a deferred  compensation  plan for independent trustees that enables  trustees to elect to defer receipt of all or a portion of annual  compensation they are entitled to receive from the Fund. Under the plan, the  compensation  deferred is  periodically  adjusted  as though an  equivalent amount  had been  invested  for the Board of  Trustees  in shares of one or more
Oppenheimer  funds  selected  by the  trustee.  The amount  paid to the Board of
Trustees  under the plan will be determined  based upon the  performance  of the selected  funds.  Deferral of trustees'  fees under the plan will not affect the net  assets of the Fund,  and will not  materially  affect  the  Fund's  assets, liabilities or net investment income per share.

18  Oppenheimer Trinity Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES Continued
DIVIDENDS AND  DISTRIBUTIONS  TO  SHAREHOLDERS  Dividends and  distributions  to shareholders,  which are determined in accordance  with income tax  regulations, are recorded on the ex-dividend date.

CLASSIFICATION  OF DIVIDENDS AND  DISTRIBUTIONS  TO SHAREHOLDERS  Net investment income (loss) and net realized  gain (loss) may differ for  financial  statement and tax purposes.  The character of dividends and distributions  made during the fiscal year from net investment income or net realized gains may differ from its ultimate  characterization for federal income tax purposes.  Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may  differ  from the  fiscal  year in which  the  income or  realized  gain was recorded by the Fund.

The Fund adjusts the  classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.  Accordingly, during the period ended
July 31, 2000,  amounts have been  reclassified to reflect a decrease in paid-in capital of $957.  Undistributed  net investment income was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

EXPENSE OFFSET  ARRANGEMENTS  Expenses paid indirectly  represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

OTHER  Investment  transactions  are accounted for as of trade date and dividend income is recorded on the  ex-dividend  date.  Certain  dividends  from  foreign securities  will be recorded as soon as the Fund is informed of the  dividend if such information is obtained  subsequent to the ex-dividend date. Realized gains and losses on  investments  and unrealized  appreciation  and  depreciation  are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial  statements in conformity  with generally  accepted accounting principles requires management to make estimates and assumptions that affect  the  reported  amounts  of assets  and  liabilities  and  disclosure  of contingent  assets and  liabilities at the date of the financial  statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

19  Oppenheimer Trinity Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class.  Transactions  in shares of beneficial  interest were as follows:

                                                 PERIOD ENDED JULY 31, 2000(1)
                                                        SHARES
AMOUNT

----------------------------------------------------------------------------------------
CLASS A
Sold                                                   436,509               $4,185,851
Dividends and/or distributions reinvested                  120                    1,147
Redeemed                                               (47,897)                (417,798)
                                                      --------
----------
Net increase                                           388,732               $3,769,200
                                                      ========               ==========

----------------------------------------------------------------------------------------
CLASS B
Sold                                                    78,094               $  727,466
Dividends and/or distributions reinvested                   19                      182
Redeemed                                               (10,163)                 (96,960)
                                                      --------               ----------
Net increase                                            67,950               $  630,688
                                                      ========               ==========

----------------------------------------------------------------------------------------
CLASS C
Sold                                                    91,083               $  850,172
Dividends and/or distributions reinvested                   --                       --
Redeemed                                                (2,255)                 (21,610)
                                                      --------               ----------
Net increase                                            88,828               $  828,562
                                                      ========               ==========

----------------------------------------------------------------------------------------
CLASS Y
Sold                                                        --                $      --
Dividends and/or distributions reinvested                   --                       --
Redeemed                                                    --                       --
                                                      --------                ---------
Net increase                                                --                $      --
                                                      ========                =========

     1. For the period from  September 1, 1999  (commencement  of operations) to
     July 31, 2000.

3.  PURCHASES AND SALES OF SECURITIES
The aggregate  cost of purchases and proceeds  from sales of  securities,  other
than  short-term  obligations,   for  the  period  ended  July  31,  2000,  were
$14,545,705 and $9,403,139, respectively.

As of July 31, 2000,  unrealized  appreciation  (depreciation)  based on cost of securities for federal income tax purposes of $5,347,045 was:

Gross unrealized appreciation              $274,178
Gross unrealized depreciation              (256,282)
                                           --------
Net unrealized appreciation                $ 17,896
                                           ========

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT  FEES Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200  million of average  annual net assets of the Fund,  0.72% of the next  $200  million,  0.69% of the next  $200  million,  0.66% of the next  $200 million,  and 0.60% of average annual net assets in excess of $800 million.  The
Fund's  management fee for the period ended July 31, 2000 was an annualized rate of 0.75%, before any waiver by the Manager if applicable.

20  Oppenheimer Trinity Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES CONTINUED
TRANSFER AGENT FEES OppenheimerFunds  Services (OFS), a division of the Manager, acts  as the  transfer  and  shareholder  servicing  agent  for  the  Fund on an
"at-cost" basis.  OFS also acts as the transfer and shareholder  servicing agent for the other Oppenheimer funds.

SUB-ADVISOR FEES The Manager pays Trinity Investment Management Corporation (the
Sub-Advisor)  based on the fee  schedule  set forth in the  Prospectus.  For the period ended July 31, 2000, the Manager paid $6,458 to the Sub-Advisor.

DISTRIBUTION  AND SERVICE  PLAN FEES Under its General  Distributor's  Agreement
with the Manager,  the Distributor acts as the Fund's  principal  underwriter in the continuous public offering of the different classes of shares of the Fund.

The  compensation  paid to (or  retained  by) the  Distributor  from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

------------------- ------------------ -------------------- ---------------- ----------------- ----------------
                    AGGREGATE          CLASS A FRONT-END    COMMISSIONS ON   COMMISSIONS ON    COMMISSIONS ON
                    FRONT-END SALES    SALES CHARGES        CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
                    CHARGES ON CLASS   RETAINED BY          ADVANCED BY      ADVANCED BY       ADVANCED BY
PERIOD ENDED        A SHARES           DISTRIBUTOR          DISTRIBUTOR(1)   DISTRIBUTOR(1)    DISTRIBUTOR(1)
------------------- ------------------ -------------------- ---------------- ----------------- ----------------

July 31, 2000          $10,091             $2,654             $1,281           $18,872           $6,991
------------------- ------------------ -------------------- ---------------- ----------------- ----------------

     1. THE DISTRIBUTOR  ADVANCES  COMMISSION PAYMENTS TO DEALERS FOR CERTAIN
     SALES OF CLASS A SHARES AND FOR SALES OF CLASS B AND CLASS C SHARES  FROM
     ITS OWN RESOURCES AT THE TIME OF SALE.

---------------------- ------------------------------ ---------------------------- ---------------------------
                        CLASS A CONTINGENT DEFERRED    CLASS B CONTINGENT           CLASS C CONTINGENT
                        SALES CHARGES RETAINED BY      DEFERRED SALES CHARGES       DEFERRED SALES CHARGES
PERIOD ENDED            DISTRIBUTOR                    RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR
----------------------- ------------------------------ ---------------------------- ---------------------------

July 31, 2000                    $--                         $1,041                        $--
----------------------- ------------------------------ ---------------------------- ---------------------------

The Fund has  adopted a Service  Plan for Class A shares  and  Distribution  and
Service Plans for Class B and Class C shares under Rule 12b-1 of the  Investment
Company  Act.  Under  those  plans  the Fund pays the  Distributor  for all or a portion  of its  costs  incurred  in  connection  with the  distribution  and/or servicing of the shares of the particular class.

CLASS A SERVICE  PLAN FEES  Under the  Class A  service  plan,  the  Distributor currently  uses the fees it receives  from the Fund to pay brokers,  dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average  annual net assets  consisting of Class A shares of the Fund.  For the  period  ended July 31,  2000,  payments under the Class A plan totaled  $2,769 prior to Manager  waivers if  applicable, all of which  were  paid by the  Distributor  to  recipients.  Any  unreimbursed expenses  the  Distributor  incurs with  respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES Under each plan,  service fees and distribution fees are computed on the average of the net asset value of shares in the  respective  class,  determined  as of the  close of each  regular business  day during the period.  The Class B and Class C plans  provide for the
Distributor  to  be  compensated  at a  flat  rate,  whether  the  Distributor's distribution  expenses  are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The  Distributor  retains the  asset-based  sales charge on Class B shares.  The
Distributor  retains the  asset-based  sales charge on Class C shares during the first year the shares are outstanding.  The asset-based sales charges on Class B and Class C shares  allow  investors  to buy shares  without a  front-end  sales charge while  allowing the  Distributor  to  compensate  dealers that sell those shares.

21  Oppenheimer Trinity Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
The  Distributor's  actual expenses in selling Class B and Class C shares may be more than the payments it receives from the  contingent  deferred  sales charges collected on redeemed shares and  asset-based  sales charges from the Fund under the plans.  If any plan is  terminated  by the Fund,  the Board of Trustees  may allow the Fund to  continue  payments  of the  asset-based  sales  charge to the
Distributor for  distributing  shares before the plan was terminated.  The plans allow for the  carry-forward  of  distribution  expenses,  to be recovered  from asset-based sales charges in subsequent fiscal periods.

----------------------------------------------------------------------------------------------------------------------
           DISTRIBUTION  FEES PAID TO THE  DISTRIBUTOR FOR THE PERIOD ENDED JULY
           31, 2000, WERE AS FOLLOWS:
----------------------------------------------------------------------------------------------------------------------
                                                                                              DISTRIBUTOR'S
                                                                 DISTRIBUTOR'S AGGREGATE      UNREIMBURSED
EXPENSES
                    TOTAL PAYMENTS        AMOUNT RETAINED BY     UNREIMBURSED EXPENSES        AS % OF NET ASSETS
OF
                    UNDER PLAN            DISTRIBUTOR            UNDER PLAN                   CLASS
------------------- --------------------- ---------------------- ----------------------------
------------------------

CLASS B PLAN               $2,132                $1,988                    $17,104                      2.66%
------------------- --------------------- ---------------------- ----------------------------
------------------------
CLASS C PLAN                2,359                  2,198                      9,503                    1.12
------------------- --------------------- ---------------------- ----------------------------
------------------------

5.  BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency  purposes  including, without limitation,  funding of shareholder  redemptions provided asset coverage for  borrowings  exceeds  300%.  The Fund has entered  into an  agreement  which enables it to participate with other  Oppenheimer  funds in an unsecured line of credit with a bank, which permits  borrowings up to $400 million,  collectively.
Interest is charged to each fund,  based on its  borrowings,  at a rate equal to the  Federal  Funds Rate plus 0.45%.  Borrowings  are payable 30 days after such loan is  executed.  The Fund  also pays a  commitment  fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08%
per annum.

The Fund had no borrowings outstanding during the period ended July 31, 2000.

FINANCIAL HIGHLIGHTS
                                                 CLASS A               CLASS B              CLASS C
CLASS Y
                                                 ------------------    -----------------    -----------------
-----------------

                                                 PERIOD ENDED          PERIOD ENDED         PERIOD ENDED
PERIOD ENDED
                                                 JULY 31, 2000(1)      JULY 31, 2000(1)     JULY 31, 2000(1)
JULY 31, 2000(1)
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                        $10.00               $10.00
$10.00                $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                   .05                  .01
(.02)                  .07
Net realized and unrealized loss                              (.50)                (.53)
(.41)                 (.50)
                                                 ------------------    -----------------    -----------------
-----------------
Total loss from investment operations                         (.45)                (.52)
(.43)                 (.43)

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.03)                (.03)                  --
(2)              (.04)

-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $9.52                $9.45
$9.57                 $9.53
                                                 ==================    =================    =================
=================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                          (4.50)%              (5.18)%
(4.27)%               (4.33)%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $3,798                 $643
$851                    $1
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $2,802                 $235
$260                    $1
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income (loss)                                 0.52%               (0.36)%
(0.36)%                0.62%
Expenses                                                     1.53%                2.41%
2.41%                 1.42%
Expenses, net of indirect expenses                           1.47%                2.35%
2.35%                 1.37%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       285%                 285%
285%                  285%

1. For the period from  September 1, 1999  (commencement  of operations) to July
31, 2000.
2. Less than $0.005.
3. Assumes a $1,000  hypothetical  initial investment on the business day before the first day of the fiscal period (or  commencement  of  operations),  with all dividends and distributions  reinvested in additional shares on the reinvestment date, and redemption at the net asset value  calculated on the last business day of the fiscal  period.  Sales  charges are not  reflected in the total  returns.
Total  returns are not  annualized  for  periods of less than one full year.
4. Annualized for periods of less than one full year.

                                                    Appendix A

                                             S&P 500/BARRA Value Index
                                      11 Economic Sectors, 34 Industry Groups

                  Basic Materials                                      Miscellaneous
                  Chemicals                                            Miscellaneous
                  Forest Products
                  Metals

                                                                       Technology
                                                                       Computer Hardware
                  Consumer Staples                                     Computer Software
                  Food/Bev/Tobacco                                     Electronics
                  Household Products
                  Food & Drug Retail

                                                                       Consumer Cyclicals
                                                                       Retail/Merchandise
                  Health Care                                          Entertainment
                  Drugs                                                Building Materials
                  Hospital/Hospital Supply                             Lodging & Restaurant
                                                                       Publishing
                                                                       Consumer Durables
                                                                       Retail/Clothing
                  Transportation
                  Automotive
                  Transportation
                  Auto Parts                                           Finance
                                                                       Consumer Finance
                                                                       Money Center Banks
                                                                       Insurance
                  Capital Goods                                        Regional Banks
                  Electric Equipment
                  Aerospace
                  Machinery
                                                                       Utilities
                                                                       Telephones
                                                                       Electric Utilities
                  Energy                                               Gas & Water
                  Integrated Oils
                  Oil Products/Svcs

                                                    Appendix B

                          OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of  the  Oppenheimer  funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2
That is because of the economies of sales efforts realized by OppenheimerFunds  Distributor,  Inc., (referred to in this  document as the  "Distributor"),  or by dealers or other  financial  institutions  that offer those shares to certain classes of investors.

Not all waivers apply to all funds.  For example,  waivers relating to Retirement Plans do not apply to Oppenheimer municipal  funds,  because  shares of those funds are not  available  for  purchase  by or on behalf of  retirement plans. Other waivers apply only to shareholders of certain funds.

For the  purposes  of some of the  waivers  described  below and in the  Prospectus  and  Statement  of  Additional
Information  of the applicable  Oppenheimer  funds,  the term  "Retirement  Plan" refers to the following  types of plans:
(1)      plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
(2)      non-qualified deferred compensation plans,
(3)      employee benefit plans3
(4)      Group Retirement Plans4
(5)      403(b)(7) custodial plan accounts
(6)      Individual  Retirement  Accounts ("IRAs"),  including  traditional IRAs, Roth IRAs,  SEP-IRAs,  SARSEPs or
                SIMPLE plans

The  interpretation of these provisions as to the applicability of a special  arrangement or waiver in a particular case is in the sole  discretion  of the  Distributor  or the transfer  agent  (referred to in this  document as the
"Transfer  Agent") of the particular  Oppenheimer  fund.  These waivers and special  arrangements may be amended or terminated at any time by a particular fund, the Distributor,  and/or  OppenheimerFunds,  Inc. (referred to in this document as the "Manager").

Waivers  that apply at the time shares are  redeemed  must be requested  by the  shareholder  and/or  dealer in the redemption request.

I.       Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of  Oppenheimer  Funds That Are Not Subject to Initial  Sales Charge but May Be Subject
to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial  sales charge on purchases  of Class A shares of any of the  Oppenheimer  funds in the cases listed below.  However,  these  purchases may be subject to the Class A contingent  deferred  sales charge if redeemed  within 18 months of the end of the calendar  month of their  purchase,  as  described  in the  Prospectus
(unless  a waiver  described  elsewhere  in this  Appendix  applies  to the  redemption).  Additionally,  on shares purchased  under these waivers that are subject to the Class A contingent  deferred sales charge,  the  Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5
This waiver provision applies to:
-        Purchases of Class A shares aggregating $1 million or more.
-        Purchases of Class A shares by a Retirement  Plan that was  permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001.
-        Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1)      through a broker,  dealer, bank or registered  investment adviser that has made special  arrangements with the Distributor for those purchases, or
(2)      by a direct  rollover of a distribution  from a qualified  Retirement  Plan if the  administrator  of that
              Plan has made special arrangements with the Distributor for those purchases.
     -   Purchases  of  Class  A  shares  by  Retirement  Plans  that  have  any  of the  following  record-keeping arrangements:
(1)      The record  keeping is  performed by Merrill  Lynch Pierce  Fenner & Smith,  Inc.  ("Merrill  Lynch") on a
                      daily  valuation  basis  for the  Retirement  Plan.  On the date the plan  sponsor  signs the record-keeping  service  agreement with Merrill Lynch,  the Plan must have $3 million or more of its assets  invested in (a) mutual  funds,  other than those advised or managed by Merrill
                      Lynch  Investment  Management,  L.P.  ("MLIM"),  that  are  made  available  under a  Service
                      Agreement  between Merrill Lynch and the mutual fund's principal  underwriter or distributor, and (b) funds  advised or managed by MLIM (the funds  described  in (a) and (b) are  referred to as "Applicable Investments").
(2)      The record  keeping for the  Retirement  Plan is performed on a daily  valuation  basis by a record keeper whose services are provided under a contract or arrangement  between the Retirement  Plan and
                      Merrill Lynch. On the date the plan sponsor signs the record keeping  service  agreement with
                      Merrill  Lynch,  the Plan  must  have $3  million  or more of its  assets  (excluding  assets invested in money market funds) invested in Applicable Investments.
(3)      The record  keeping for a Retirement  Plan is handled under a service  agreement with Merrill Lynch and on the date the plan sponsor signs that  agreement,  the Plan has 500 or more eligible  employees
                      (as determined by the Merrill Lynch plan conversion manager).
      -  Purchases  by a Retirement  Plan whose record  keeper had a  cost-allocation  agreement  with the Transfer
         Agent on or before March 1, 2001.

II.      Waivers of Class A Sales Charges of Oppenheimer Funds

A.  Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A  shares  purchased  by the  following  investors  are not  subject  to any  Class A sales  charges  (and no concessions are paid by the Distributor on such purchases):
-        The Manager or its affiliates.
-        Present or former  officers,  directors,  trustees and employees (and their  "immediate  families") of the
         Fund, the Manager and its affiliates,  and retirement plans  established by them for their employees.  The
         term  "immediate  family"  refers  to  one's  spouse,  children,  grandchildren,   grandparents,  parents,
         parents-in-law,  brothers  and  sisters,  sons- and  daughters-in-law,  a  sibling's  spouse,  a  spouse's siblings,  aunts,  uncles,  nieces  and  nephews;  relatives  by  virtue of a  remarriage  (step-children, step-parents, etc.) are included.
-        Registered  management  investment  companies,  or separate  accounts  of  insurance  companies  having an agreement with the Manager or the Distributor for that purpose.
-        Dealers or brokers that have a sales  agreement with the  Distributor,  if they purchase  shares for their own accounts or for retirement plans for their employees.
-        Employees and  registered  representatives  (and their spouses) of dealers or brokers  described  above or financial  institutions that have entered into sales  arrangements with such dealers or brokers (and which are  identified as such to the  Distributor)  or with the  Distributor.  The purchaser must certify to the
         Distributor  at the time of  purchase  that the  purchase is for the  purchaser's  own account (or for the benefit of such employee's spouse or minor children).
-        Dealers,  brokers,  banks or registered  investment  advisors that have entered into an agreement with the
         Distributor  providing  specifically for the use of shares of the Fund in particular  investment  products made available to their clients.  Those clients may be charged a transaction fee by their dealer,  broker, bank or advisor for the purchase or sale of Fund shares.
-        Investment  advisors and  financial  planners who have entered into an agreement for this purpose with the
         Distributor  and who charge an  advisory,  consulting  or other fee for their  services and buy shares for their own accounts or the accounts of their clients.
-        "Rabbi  trusts"  that buy shares for their own  accounts,  if the  purchases  are made through a broker or agent or other financial  intermediary  that has made special  arrangements with the Distributor for those purchases.
-        Clients of  investment  advisors or financial  planners  (that have  entered  into an  agreement  for this purpose  with the  Distributor)  who buy shares for their own accounts may also  purchase  shares  without sales charge but only if their  accounts  are linked to a master  account of their  investment  advisor or financial planner on the books and records of the broker,  agent or financial  intermediary with which the
         Distributor  has made such  special  arrangements  . Each of these  investors  may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
-        Directors,  trustees,  officers  or  full-time  employees  of  OpCap  Advisors  or its  affiliates,  their relatives or any trust,  pension,  profit sharing or other benefit plan which beneficially owns shares for those persons.
-        Accounts for which  Oppenheimer  Capital (or its  successor) is the  investment  advisor (the  Distributor must be advised of this  arrangement)  and persons who are  directors  or trustees of the company or trust which is the beneficial owner of such accounts.
-        A unit investment trust that has entered into an appropriate agreement with the Distributor.
-        Dealers,  brokers,  banks, or registered  investment advisers that have entered into an agreement with the
         Distributor  to sell  shares to  defined  contribution  employee  retirement  plans for which the  dealer, broker or investment adviser provides administration services.
-        Retirement  Plans and  deferred  compensation  plans and trusts used to fund those plans  (including,  for example,  plans qualified or created under sections 401(a),  401(k), 403(b) or 457 of the Internal Revenue
         Code),  in each case if those purchases are made through a broker,  agent or other financial  intermediary that has made special arrangements with the Distributor for those purchases.
-        A TRAC-2000  401(k)  plan  (sponsored  by the former  Quest for Value  Advisors)  whose Class B or Class C shares  of a Former  Quest  for  Value  Fund  were  exchanged  for  Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
-        A qualified  Retirement  Plan that had agreed with the former Quest for Value Advisors to purchase  shares of any of the  Former  Quest  for Value  Funds at net asset  value,  with such  shares to be held  through
         DCXchange,  a sub-transfer  agency mutual fund  clearinghouse,  if that  arrangement  was  consummated and share purchases commenced by December 31, 1996.

B.  Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares  issued or  purchased  in the  following  transactions  are not  subject  to sales  charges  (and no concessions are paid by the Distributor on such purchases):
     -   Shares issued in plans of  reorganization,  such as mergers,  asset  acquisitions and exchange offers,  to which the Fund is a party.
-        Shares  purchased by the  reinvestment  of dividends or other  distributions  reinvested  from the Fund or other  Oppenheimer  funds  (other than  Oppenheimer  Cash  Reserves) or unit  investment  trusts for which reinvestment arrangements have been made with the Distributor.
-        Shares purchased  through a broker-dealer  that has entered into a special  agreement with the Distributor to allow the broker's  customers to purchase  and pay for shares of  Oppenheimer  funds using the proceeds of shares  redeemed in the prior 30 days from a mutual  fund (other than a fund  managed by the Manager or any of its  subsidiaries)  on which an initial sales charge or contingent  deferred sales charge was paid.
         This waiver also  applies to shares  purchased  by exchange of shares of  Oppenheimer  Money  Market Fund,
         Inc.  that were  purchased  and paid for in this manner.  This waiver must be requested  when the purchase order is placed for shares of the Fund, and the  Distributor  may require  evidence of  qualification  for this waiver.
-        Shares  purchased with the proceeds of maturing  principal units of any Qualified Unit  Investment  Liquid
         Trust Series.
-        Shares  purchased by the  reinvestment  of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.  Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A  contingent  deferred  sales  charge is also  waived if shares that would  otherwise  be subject to the contingent deferred sales charge are redeemed in the following cases:
     -   To make Automatic  Withdrawal  Plan payments that are limited  annually to no more than 12% of the account value adjusted annually.
-        Involuntary  redemptions  of shares by  operation  of law or  involuntary  redemptions  of small  accounts
         (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
-        For distributions from Retirement Plans,  deferred  compensation plans or other employee benefit plans for any of the following purposes:
(1)      Following  the death or  disability  (as  defined in the  Internal  Revenue  Code) of the  participant  or beneficiary. The death or disability must occur after the participant's account was established.
(2)      To return excess contributions.
(3)      To return contributions made due to a mistake of fact.
(4)      Hardship withdrawals, as defined in the plan.6
(5)      Under a Qualified  Domestic  Relations  Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or  separation  agreement  described  in Section  71(b) of the  Internal  Revenue
                Code.
(6)      To meet the minimum distribution requirements of the Internal Revenue Code.
(7)      To make  "substantially  equal  periodic  payments" as described in Section 72(t) of the Internal  Revenue
                Code.
(8)      For loans to participants or beneficiaries.
(9)      Separation from service.7
(10)     Participant-directed  redemptions  to purchase  shares of a mutual fund (other than a fund  managed by the
                Manager  or a  subsidiary  of the  Manager)  if the  plan has made  special  arrangements  with the
                Distributor.
(11)     Plan  termination or "in-service  distributions,"  if the redemption  proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
     -   For  distributions  from  401(k)  plans  sponsored  by  broker-dealers  that have  entered  into a special agreement with the Distributor allowing this waiver.

III.   Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N  contingent  deferred  sales  charges  will not be applied to shares  purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent  deferred  sales  charges will be waived for  redemptions  of shares in the following cases:
-        Shares  redeemed  involuntarily,  as  described  in  "Shareholder  Account  Rules  and  Policies,"  in the
         applicable Prospectus.
-        Redemptions  from  accounts  other than  Retirement  Plans  following  the death or disability of the last surviving  shareholder,  including a trustee of a grantor  trust or  revocable  living trust for which the trustee is also the sole  beneficiary.  The death or disability  must have occurred  after the account was established,  and for disability you must provide  evidence of a determination of disability by the Social
         Security Administration.
-        Distributions  from accounts for which the  broker-dealer  of record has entered into a special  agreement with the Distributor allowing this waiver.
-        Redemptions of Class B shares held by Retirement  Plans whose records are maintained on a daily  valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
-        Redemptions of Class C shares of Oppenheimer  U.S.  Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
     -  Redemptions,  requested  in writing  by a  Retirement  Plan  sponsor,  of Class C shares of an  Oppenheimer fund in  amounts  of  $500,000  or more and made more than 12 months  after the  Retirement  Plan's  first purchase  of Class C shares,  if the  redemption  proceeds  are  invested in Class N shares of one or more
         Oppenheimer funds."
-        Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
(1)      Following  the death or  disability  (as  defined in the  Internal  Revenue  Code) of the  participant  or beneficiary.  The death or disability  must occur after the  participant's  account was established in an Oppenheimer fund.
(2)      To return excess contributions made to a participant's account.
(3)      To return contributions made due to a mistake of fact.
(4)      To make hardship withdrawals, as defined in the plan.9
(5)      To make  distributions  required under a Qualified  Domestic  Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)      To meet the minimum distribution requirements of the Internal Revenue Code.
(7)      To make  "substantially  equal  periodic  payments" as described in Section 72(t) of the Internal  Revenue
                Code.
(8)      For loans to participants or beneficiaries.10
(9)      On account of the participant's separation from service.11
(10)     Participant-directed  redemptions  to purchase  shares of a mutual fund (other than a fund  managed by the
                Manager or a subsidiary of the Manager)  offered as an investment  option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11)     Distributions  made on account of a plan  termination  or  "in-service"  distributions,  if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12)     For distributions  from a participant's  account under an Automatic  Withdrawal Plan after the participant reaches age 59 1/2, as long as the  aggregate  value of the  distributions  does not exceed 10% of the account's value, adjusted annually.
         (13)          Redemptions of Class B shares under an Automatic  Withdrawal  Plan for an account other than a  Retirement  Plan,  if the  aggregate  value of the  redeemed  shares  does not exceed 10% of the account's value, adjusted annually.
         (14)           For distributions  from 401(k) plans sponsored by  broker-dealers  that have entered into a special arrangement with the Distributor allowing this waiver.
         -    Redemptions  of Class B shares or Class C shares under an Automatic  Withdrawal  Plan from an account other than a Retirement  Plan if the  aggregate  value of the redeemed  shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The  contingent  deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
-        Shares sold to the Manager or its affiliates.
-        Shares sold to registered  management  investment  companies or separate  accounts of insurance  companies having an agreement with the Manager or the Distributor for that purpose.
-        Shares issued in plans of reorganization to which the Fund is a party.
-        Shares  sold to present  or former  officers,  directors,  trustees  or  employees  (and their  "immediate families"  as  defined  above in  Section  I.A.) of the Fund,  the  Manager  and its  affiliates  and retirement plans established by them for their employees.

IV.      Special Sales Charge  Arrangements for Shareholders of Certain  Oppenheimer Funds Who Were Shareholders of
         Former Quest for Value Funds

The  initial  and  contingent  deferred  sales  charge  rates and  waivers  for Class A, Class B and Class C shares described in the  Prospectus  or Statement  of  Additional  Information  of the  Oppenheimer  funds are modified as described  below for certain  persons who were  shareholders  of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when  OppenheimerFunds,  Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:

Oppenheimer Quest Value Fund, Inc.                         Oppenheimer Small Cap Value Fund
Oppenheimer Quest Balanced Value Fund                      Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund

         These  arrangements also apply to shareholders of the following funds when they merged (were  reorganized)
into various Oppenheimer funds on November 24, 1995:

  Quest for Value U.S. Government Income Fund               Quest for Value New York Tax-Exempt Fund
  Quest for Value Investment Quality Income Fund            Quest for Value National Tax-Exempt Fund
  Quest for Value Global Income Fund                        Quest for Value California Tax-Exempt Fund

         All of the funds  listed  above are referred to in this  Appendix as the "Former  Quest for Value  Funds."
The waivers of initial and  contingent  deferred  sales charges  described in this  Appendix  apply to shares of an
Oppenheimer fund that are either:
      -    acquired by such  shareholder  pursuant to an exchange of shares of an Oppenheimer  fund that was one of the Former Quest for Value Funds, or
      -    purchased  by such  shareholder  by exchange of shares of another  Oppenheimer  fund that were  acquired pursuant to the merger of any of the Former  Quest for Value Funds into that other  Oppenheimer  fund on
           November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

         - -  Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and  Associations.  The  following  table sets forth the initial sales charge rates for Class A shares  purchased by members of  "Associations"  formed for any purpose other than the purchase of securities.  The rates in the table  apply if that  Association  purchased  shares  of any of the  Former  Quest for Value  Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

------------------------------ ---------------------------- ---------------------------- ----------------------------
Number of                      Initial Sales                Initial Sales Charge         Concession
Eligible Employees             Charge as a %                as a % of Net                as % of
or Members                     of Offering Price            Amount Invested              Offering Price
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
9 or Fewer                     2.50%                        2.56%                        2.00%
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
At  least  10  but  not  more  2.00%                        2.04%                        1.60%
than 49
------------------------------ ---------------------------- ---------------------------- ----------------------------
         For purchases by Associations  having 50 or more eligible employees or members,  there is no initial sales charge on  purchases  of Class A shares,  but those  shares are subject to the Class A  contingent  deferred  sales charge described in the applicable fund's Prospectus.

         Purchases made under this  arrangement  qualify for the lower of either the sales charge rate in the table based on the  number of  members  of an  Association,  or the sales  charge  rate that  applies  under the Right of
Accumulation  described in the applicable  fund's Prospectus and Statement of Additional  Information.  Individuals
who qualify  under this  arrangement  for reduced sales charge rates as members of  Associations  also may purchase shares for their  individual  or  custodial  accounts at these  reduced  sales  charge  rates,  upon request to the
Distributor.

         - -  Waiver  of  Class  A  Sales  Charges  for  Certain  Shareholders.  Class A  shares  purchased  by the following investors are not subject to any Class A initial or contingent deferred sales charges:
              -   Shareholders  who were  shareholders  of the AMA  Family of Funds on  February  28,  1991 and who
                  acquired  shares of any of the Former  Quest for Value Funds by merger of a portfolio  of the AMA
                  Family of Funds.
              -   Shareholders  who  acquired  shares of any  Former  Quest for Value  Fund by merger of any of the portfolios of the Unified Funds.

         - -  Waiver of Class A Contingent  Deferred Sales Charge in Certain  Transactions.  The Class A contingent deferred  sales charge will not apply to  redemptions  of Class A shares  purchased by the following  investors who were shareholders of any Former Quest for Value Fund:

         Investors  who  purchased  Class A shares  from a dealer that is or was not  permitted  to receive a sales load or  redemption  fee imposed on a  shareholder  with whom that dealer has a fiduciary  relationship,  under the
Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

         - -  Waivers for  Redemptions  of Shares  Purchased  Prior to March 6, 1995. In the following  cases,  the contingent  deferred  sales  charge  will be waived  for  redemptions  of Class A,  Class B or Class C shares of an
Oppenheimer  fund.  The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange  from an  Oppenheimer  fund that was a Former  Quest for Value Fund or into which such fund  merged.
Those shares must have been purchased prior to March 6, 1995 in connection with:
-        withdrawals  under an  automatic  withdrawal  plan  holding  only either  Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
-        liquidation of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         - -  Waivers for  Redemptions  of Shares  Purchased  on or After  March 6, 1995 but Prior to November  24,
1995. In the following  cases,  the  contingent  deferred  sales charge will be waived for  redemptions of Class A,
Class B or Class C shares of an  Oppenheimer  fund.  The shares  must have been  acquired by the merger of a Former
Quest for Value Fund into the fund or by exchange from an  Oppenheimer  fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged.  Those shares must have been  purchased on or after March 6,
1995, but prior to November 24, 1995:
-        redemptions  following the death or disability of the  shareholder(s)  (as evidenced by a determination of total disability by the U.S. Social Security Administration);
-        withdrawals  under an automatic  withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
         -        liquidation  of a  shareholder's  account if the  aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's  account will be credited with the amount of any contingent  deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the  Oppenheimer  fund described in this section if the proceeds  are  invested in the same Class of shares in that fund or another  Oppenheimer  fund within 90 days after redemption.

V.   Special Sales Charge  Arrangements  for  Shareholders of Certain  Oppenheimer  Funds Who Were  Shareholders of
Connecticut Mutual Investment Accounts, Inc.

The initial and contingent  deferred sale charge rates and waivers for Class A and Class B shares  described in the respective  Prospectus  (or this Appendix) of the following  Oppenheimer  funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are  modified  as  described  below for those  Fund  shareholders  who were  shareholders  of the  following  funds
(referred to as the "Former  Connecticut  Mutual Funds") on March 1, 1996, when  OppenheimerFunds,  Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account                             Connecticut Mutual Total Return Account
Connecticut Mutual Government Securities Account              CMIA LifeSpan Capital Appreciation Account
Connecticut Mutual Income Account                             CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account                             CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

         -    Class A  Contingent  Deferred  Sales  Charge.  Certain  shareholders  of a Fund and the other  Former
Connecticut  Mutual  Funds are  entitled to continue to make  additional  purchases  of Class A shares at net asset value  without a Class A initial  sales charge,  but subject to the Class A contingent  deferred  sales charge that was in effect  prior to March 18, 1996 (the "prior  Class A CDSC").  Under the prior Class A CDSC,  if any of those shares are redeemed  within one year of purchase,  they will be assessed a 1% contingent  deferred  sales charge on an amount  equal to the current  market  value or the  original  purchase  price of the shares  sold,  whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
(1)      persons  whose  purchases  of Class A shares of a Fund and other  Former  Connecticut  Mutual  Funds  were
                $500,000  prior to March 18, 1996,  as a result of direct  purchases  or purchases  pursuant to the
                Fund's  policies on Combined  Purchases or Rights of  Accumulation,  who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2)      persons  whose  intended  purchases  under a Statement of Intention  entered into prior to March 18, 1996, with the former  general  distributor  of the Former  Connecticut  Mutual Funds to purchase  shares valued at $500,000 or more over a 13-month  period  entitled  those  persons to purchase  shares at net asset value without being subject to the Class A initial sales charge.

         Any of the Class A shares of a Fund and the other Former  Connecticut  Mutual Funds that were purchased at net asset value prior to March 18, 1996,  remain  subject to the prior Class A CDSC,  or if any  additional  shares are purchased by those  shareholders  at net asset value pursuant to this  arrangement  they will be subject to the prior Class A CDSC.

         -    Class A Sales Charge Waivers.  Additional  Class A shares of a Fund may be purchased  without a sales charge,  by a person who was in one (or more) of the  categories  below and acquired  Class A shares prior to March
18, 1996, and still holds Class A shares:
(1)      any  purchaser,  provided the total initial  amount  invested in the Fund or any one or more of the Former
                Connecticut  Mutual Funds  totaled  $500,000 or more,  including  investments  made pursuant to the
                Combined  Purchases,  Statement of Intention and Rights of Accumulation  features  available at the time of the  initial  purchase  and  such  investment  is still  held in one or more of the  Former
                Connecticut Mutual Funds or a Fund into which such Fund merged;
(2)      any  participant in a qualified  plan,  provided that the total initial amount invested by the plan in the
                Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3)      Directors  of the Fund or any one or more of the  Former  Connecticut  Mutual  Funds and  members of their immediate families;
(4)      employee benefit plans sponsored by Connecticut  Mutual Financial  Services,  L.L.C.  ("CMFS"),  the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5)      one or more members of a group of at least 1,000  persons  (and persons who are retirees  from such group)
                engaged in a common business,  profession,  civic or charitable endeavor or other activity, and the spouses and minor  dependent  children of such  persons,  pursuant to a marketing  program  between
                CMFS and such group; and
(6)      an institution  acting as a fiduciary on behalf of an individual or individuals,  if such  institution was directly  compensated by the  individual(s) for recommending the purchase of the shares of the Fund or any one or more  of the  Former  Connecticut  Mutual  Funds,  provided  the  institution  had an agreement with CMFS.

         Purchases  of Class A shares made  pursuant to (1) and (2) above may be subject to the Class A CDSC of the
Former Connecticut Mutual Funds described above.

         Additionally,  Class A shares  of a Fund may be  purchased  without  a sales  charge  by any  holder  of a variable  annuity  contract  issued in New York State by  Connecticut  Mutual Life  Insurance  Company  through the
Panorama  Separate  Account  which is beyond the  applicable  surrender  charge period and which was used to fund a qualified  plan,  if that holder  exchanges  the variable  annuity  contract  proceeds to buy Class A shares of the
Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix,  above, the contingent  deferred sales charge will be waived for  redemptions  of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former  Connecticut  Mutual Fund  provided that the Class A or
Class B shares of the Fund to be  redeemed  or  exchanged  were (i)  acquired  prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.  Additionally,  the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)      by the estate of a deceased shareholder;
(2)      upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3)      for retirement  distributions (or loans) to participants or beneficiaries  from retirement plans qualified under Sections 401(a) or 403(b)(7)of  the Code, or from IRAs,  deferred  compensation  plans created under Section 457 of the Code, or other employee benefit plans;
(4)      as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5)      in  whole  or  in  part,  in  connection  with  shares  sold  to  any  state,  county,  or  city,  or  any instrumentality,  department,  authority,  or agency  thereof,  that is  prohibited  by  applicable investment  laws from  paying a sales  charge or  concession  in  connection  with the  purchase of shares of any registered investment management company;
(6)      in  connection  with the  redemption of shares of the Fund due to a  combination  with another  investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7)      in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8)      in connection with automatic  redemptions of Class A shares and Class B shares in certain  retirement plan accounts  pursuant to an Automatic  Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9)      as  involuntary  redemptions  of shares by operation of law, or under  procedures  set forth in the Fund's
                Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.      Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer  Municipal Bond Fund,  Oppenheimer U.S. Government Trust,  Oppenheimer Strategic Income
Fund and  Oppenheimer  Capital  Income Fund who acquired  (and still hold) shares of those funds as a result of the reorganization  of series of Advance America Funds,  Inc. into those Oppenheimer funds on October 18, 1991, and who held  shares of  Advance  America  Funds,  Inc.  on March  30,  1990,  may  purchase  Class A shares of those  four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer  Convertible  Securities  Fund  (referred to as the "Fund" in this  section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors  listed below who,  prior to March 11,
1996,  owned shares of the Fund's  then-existing  Class A and were  permitted to purchase those shares at net asset value without sales charge:
-        the Manager and its affiliates,
-        present or former officers,  directors,  trustees and employees (and their "immediate families" as defined in the Fund's  Statement of  Additional  Information)  of the Fund,  the Manager and its  affiliates,  and retirement plans established by them or the prior investment advisor of the Fund for their employees,
-        registered  management  investment  companies  or separate  accounts of  insurance  companies  that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
-        dealers or brokers that have a sales  agreement with the  Distributor,  if they purchase  shares for their own accounts or for retirement plans for their employees,
-        employees  and  registered  representatives  (and their  spouses) of dealers or brokers  described  in the preceding section or financial  institutions that have entered into sales  arrangements with those dealers or brokers (and whose  identity is made known to the  Distributor)  or with the  Distributor,  but only if the  purchaser  certifies  to the  Distributor  at the time of  purchase  that the  purchaser  meets these qualifications,
-        dealers,  brokers,  or  registered  investment  advisors  that  had  entered  into an  agreement  with the
         Distributor or the prior distributor of the Fund  specifically  providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
-        dealers,  brokers  or  registered  investment  advisors  that  had  entered  into an  agreement  with  the
         Distributor  or prior  distributor  of the Fund's shares to sell shares to defined  contribution  employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Trinity Value FundSM

Internet Web Site:
         www.oppenheimerfunds.com

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Sub-Advisor
         Trinity Investment Management Corporation
         301 North Spring Street
         Bellefonte, Pennsylvania 16823

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian Bank
         The Bank of New York
         One Wall Street
         New York, New York 10015

Independent Auditors
         KPMG LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Mayer, Brown & Platt
         1675 Broadway
         New York, New York 10019

PX0381_revised8.01

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1 Ms. Macaskill and Mr. Griffiths are not Directors of Oppenheimer Money Market Fund, Inc. Mr. Griffiths is not a
Trustee of Oppenheimer Discovery Fund.
2. In accordance with Rule 12b-1 of the Investment  Company Act, the term "Independent  Trustees" in this Statement of Additional  Information  refers to those  Trustees who are not  "interested  persons" of the Fund and who do not have any direct or indirect  financial  interest in the operation of the  distribution  plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal
Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers.
These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4 The term "Group  Retirement  Plan" means any  qualified  or  non-qualified  retirement  plan for  employees  of a corporation  or sole  proprietorship,  members and employees of a partnership  or  association  or other  organized group of persons (the members of which may include other groups),  if the group has made special  arrangements with the  Distributor  and all members of the group  participating  in (or who are eligible to participate  in) the plan purchase  shares of an Oppenheimer  fund or funds through a single  investment  dealer,  broker or other  financial institution  designated by the group.  Such plans  include 457 plans,  SEP-IRAs,  SARSEPs,  SIMPLE plans and 403(b)
plans other than plans for public  school  employees.  The term "Group  Retirement  Plan" also  includes  qualified retirement  plans and  non-qualified  deferred  compensation  plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single  investment  dealer,  broker or other  financial  institution  that has made special arrangements with the Distributor.

5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class
C shares of one or more Oppenheimer funds held by the Plan for more than one year.

6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

9 This provision does not apply to IRAs.

10 This provision does not apply to loans from 403(b)(7) custodial plans.

11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.